   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 20, 1998.



                                             1933 ACT REGISTRATION NO. 333-42335


                                             1940 ACT REGISTRATION NO. 811-08393

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------
                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE

            SECURITIES ACT OF 1933                                      [ ]
            Pre-Effective Amendment No.  _                              [ ]


            Post-Effective Amendment No. 1  _                           [X]
                                          and


            REGISTRATION STATEMENT UNDER THE
            INVESTMENT COMPANY ACT OF 1940                              [ ]


            Amendment No. 2  _                                          [X]


                               ------------------

                            KEMPER SECURITIES TRUST

               (Exact name of Registrant as Specified in Charter)

       222 South Riverside Plaza, Chicago, Illinois                                   60606
         (Address of Principal Executive Offices)                                  (Zip Code)

                                  Registrant's Telephone Number: (312) 537-7000


                                Kathryn L. Quirk


                        Scudder Kemper Investments, Inc.


                                345 Park Avenue


                               New York, NY 10154

                    (Name and Address of Agent for Service)


     It is proposed that this filing will become effective (check appropriate box)


               ____  immediately upon filing pursuant to paragraph (b)
               ____  on (date) pursuant to paragraph (b)
               ____  60 days after filing pursuant to paragraph (a)(1)

               ____  on (date) pursuant to paragraph (a)(1)


                X   75 days after filing pursuant to paragraph (a)(2)

               ____  on (date) pursuant to paragraph (a)(2) of rule 485
     If appropriate, check the following box:
               ____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
================================================================================

EXPLANATORY NOTE:



     Registrant is filing this Post-Effective Amendment No. 1 to Registrant's Registration Statement to add a new series (Kemper Small Cap Value Fund II) and is amending Part A and Part B to add the prospectus and statement of additional information, respectively, and Part C to, among other things, add additional exhibits. Part A and Part B of Pre-effective amendment No. 1 to Registrant's Registration Statement, which related to the initial series of Registrant and were filed on January 30, 1998 and effective January 30, 1998, are incorporated herein by reference to such pre-effective amendment No. 1.

                            KEMPER SECURITIES TRUST


                         KEMPER SMALL CAP VALUE FUND II


                             CROSS-REFERENCE SHEET


                     ITEMS REQUIRED
                      BY FORM N-1A                                      LOCATION
                     --------------                                     --------
                         PART A                                        PROSPECTUS
Item 1.   Cover Page..........................    Cover Page
Item 2.   Synopsis............................    Summary; Summary of Expenses; Supplement to
                                                  Prospectus
Item 3.   Condensed Financial Information.....    Inapplicable
Item 4.   General Description of Registrant...    Cover Page; Summary; Investment Objectives, Policies
                                                  and Risk Factors; Capital Structure
Item 5.   Management of the Fund..............    Summary; Investment Manager and Underwriter
Item 5A.  Management's Discussion of Fund
          Performance.........................    Inapplicable
Item 6.   Capital Stock and Other
          Securities..........................    Summary; Investment Manager and Underwriter; Net
                                                  Asset Value; Purchase of Shares; Capital Structure
Item 7.   Purchase of Securities Being
          Offered.............................    Summary; Purchase of Shares; Supplement to Prospectus
Item 8.   Redemption or Repurchase............    Summary; Redemption or Repurchase of Shares;
                                                  Supplement to Prospectus
Item 9.   Legal Proceedings...................    Inapplicable

                            SUPPLEMENT TO PROSPECTUS


                               DATED MAY 6, 1998


                                 CLASS I SHARES

                             KEMPER CONTRARIAN FUND


                     KEMPER-DREMAN HIGH RETURN EQUITY FUND


                          KEMPER SMALL CAP VALUE FUND



Kemper Contrarian Fund (the "Contrarian Fund"), Kemper-Dreman High Return Equity Fund (the "High Return Equity Fund") and Kemper Small Cap Value Fund (the "Small Cap Value Fund") (each a "Fund" and collectively, the "Funds") currently offer four classes of shares to provide investors with different purchasing options. The Class A, Class B and Class C shares are described in the prospectus; and Class I shares are described in the prospectus as supplemented hereby.


Class I shares are available for purchase exclusively by the following investors: (a) tax-exempt retirement plans of Scudder Kemper Investments, Inc. ("Scudder Kemper"), and its affiliates; and (b) the following investment advisory clients of Scudder Kemper and its investment advisory affiliates that invest at least $1 million in a Fund: (1) unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); (2) unaffiliated banks and insurance companies purchasing for their own accounts; and (3) endowment funds of unaffiliated non-profit organizations. Class I shares currently are available for purchase only from Kemper Distributors, Inc., principal underwriter for the Funds. Share certificates are not available for Class I shares.

The primary distinctions among the classes of each Fund's shares lie in their initial and contingent deferred sales charge schedules and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. Class I shares are offered at net asset value without an initial sales charge and are not subject to a contingent deferred sales charge or a Rule 12b-1 distribution fee. Also, there is no administrative services fee charged to Class I shares. As a result of the relatively lower expenses for Class I shares, the level of income dividends per share (as a percentage of net asset value) and, therefore, the overall investment return, will typically be higher for Class I shares than for Class A, Class B and Class C shares.

The following information supplements the indicated sections of the prospectus.

SUMMARY OF EXPENSES
SHAREHOLDER TRANSACTION EXPENSES (APPLICABLE TO EACH FUND)

                                                                CLASS I
                                                                -------
Maximum Sales Charge on Purchases (as a percentage of
  offering price)...........................................      None
Maximum Sales Charge on Reinvested Dividends................      None
Redemption Fees.............................................      None
Exchange Fee................................................      None
Deferred Sales Charge (as a percentage of redemption
  proceeds).................................................      None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)


                                                                CONTRARIAN    HIGH RETURN    SMALL CAP VALUE
                                                                   FUND       EQUITY FUND         FUND
                                                                ----------    -----------    ---------------
Management Fees.............................................       .75%          .71%             .73%
12b-1 Fees..................................................       None          None             None
Other Expenses..............................................       .15%          .12%             .16%
                                                                   ----          ----             ----
Total Operating Expenses....................................       .90%          .83%             .89%
                                                                   ====          ====             ====


EXAMPLE


                                                       FUND          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                       ----          ------   -------   -------   --------
You would pay the following expenses           Contrarian              $9       $29       $50       $111
  on a $1,000 investment, assuming             High Return             $9       $26       $46       $103
  (1) 5% annual return and                     Small Cap Value         $9       $28       $49       $110
 (2) redemption at the end of each
  time period:


  -----------------

The purpose of the preceding table is to assist investors in understanding the various costs and expenses that an investor in Class I shares of a Fund will bear directly or indirectly. See "Investment Manager and Underwriter" in the prospectus for more information. Since no Class I shares had been issued for the Contrarian Fund as of the fiscal year end, "Other Expenses" shown above are estimates for that Fund.


The Example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of any Fund. The Example should not be considered to be a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.

FINANCIAL HIGHLIGHTS

                            HIGH RETURN EQUITY FUND

                                                                JAN. 1 TO        YEAR ENDED         NOV. 1 TO
                                                              NOV. 30, 1997   DECEMBER 31, 1996   DEC. 31, 1995
                                                              -------------   -----------------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $26.49             21.51             19.90
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             .75               .54               .04
---------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                                 6.81              5.70              2.03
---------------------------------------------------------------------------------------------------------------
Total from investment operations                                   7.56              6.24              2.07
---------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                           .48               .53               .06
---------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                               .06               .73               .40
---------------------------------------------------------------------------------------------------------------
Total dividends                                                     .54              1.26               .46
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $33.51             26.49             21.51
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                     28.71%            29.36             10.47
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses absorbed by the Fund                                       .83%              .88               .47
---------------------------------------------------------------------------------------------------------------
Net investment income                                              2.77%             2.45              1.99
---------------------------------------------------------------------------------------------------------------
OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                                            .83%              .88               .85
---------------------------------------------------------------------------------------------------------------
Net investment income                                              2.77%             2.45              1.61
---------------------------------------------------------------------------------------------------------------

                              SMALL CAP VALUE FUND

                                                                JAN. 1 TO        YEAR ENDED            NOV. 1
                                                              NOV. 30, 1997   DECEMBER 31, 1996   TO DEC. 31, 1995
                                                              -------------   -----------------   ----------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $18.40             14.52               14.25
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             .13               .25                  --
------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                                 3.55              4.13                1.11
------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   3.68              4.38                1.11
------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                            --               .07                  --
------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                                --               .43                 .84
------------------------------------------------------------------------------------------------------------------
Total dividends                                                      --               .50                 .84
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $22.08             18.40               14.52
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                     20.00%            30.20                8.03
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses absorbed by the Fund                                       .89%              .84                 .47
------------------------------------------------------------------------------------------------------------------
Net investment income                                               .94%             1.34                 .28
------------------------------------------------------------------------------------------------------------------
OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                                            .89%              .84                 .90
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                        .94%             1.34                (.15)
------------------------------------------------------------------------------------------------------------------

NOTES: Total return does not reflect the effect of any sales charges. The investment manager waived its management fee and absorbed operating expenses of the Funds through December 31, 1995. The "Other Ratios to Average Net Assets" are computed without this expense waiver or absorption.

       For the Small Cap Value Fund, per share data for 1996 were determined based on average shares outstanding.


No financial information is presented for Class I shares of the Contrarian Fund since no Class I shares have been issued as of such Fund's fiscal year end. Each Fund's fiscal year end has been changed from December 31 to November 30.


SPECIAL FEATURES

Shareholders of a Fund's Class I shares may exchange their shares for (i) shares of Zurich Money Funds--Zurich Money Market Fund if the shareholders of Class I shares have purchased shares because they are participants in tax-exempt retirement plans of Scudder Kemper and its affiliates and (ii) Class I shares of any other "Kemper Mutual Fund" listed under "Special Features--Class A Shares--Combined Purchases" in the prospectus. Conversely, shareholders of Zurich Money Funds--Zurich Money Market Fund who have purchased shares because they are participants in tax-exempt retirement plans of Scudder Kemper and its affiliates may exchange their shares for Class I shares of "Kemper Mutual Funds" to the extent that they are available through their plan. Exchanges will be made at the relative net asset values of the shares. Exchanges are subject to the limitations set forth in the prospectus under "Special Features--Exchange Privilege--General."


May 6, 1998


DRE-1I  (5/98)

TABLE OF CONTENTS
------------------------------------------------
Summary                                        1
------------------------------------------------
Summary of Expenses                            2
------------------------------------------------
Financial Highlights                           5
------------------------------------------------
Investments Objectives, Policies and Risk
  Factors                                     10
------------------------------------------------
Investment Manager and Underwriter            16
------------------------------------------------
Dividends and Taxes                           20
------------------------------------------------
Net Asset Value                               21
------------------------------------------------
Purchase of Shares                            21
------------------------------------------------
Redemption or Repurchase of Shares            27
------------------------------------------------
Special Features                              31
------------------------------------------------
Performance                                   35
------------------------------------------------
Capital Structure                             36
------------------------------------------------



This prospectus contains information about each of the Funds that you should know before investing and should be retained for future reference. A Statement of Additional Information dated May 6, 1998, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. It is available upon request without charge from the Funds at the address or telephone number on this cover or the firm from which this prospectus was obtained. It is also available along with other related materials on the SEC's Internet Web Site (http://www.sec.gov).



THE FUNDS' SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENT IN A FUND'S SHARES INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


                                                               KEMPER FUNDS LOGO


KEMPER EQUITY


FUNDS/VALUE STYLE


PROSPECTUS      MAY 6, 1998



KEMPER EQUITY FUNDS/VALUE STYLE

222 South Riverside Plaza, Chicago, Illinois 60606
1-800-621-1048

This prospectus describes a choice of four portfolios managed by Scudder Kemper Investments, Inc.

KEMPER CONTRARIAN FUND
KEMPER-DREMAN HIGH RETURN EQUITY FUND
KEMPER SMALL CAP VALUE FUND

KEMPER SMALL CAP VALUE FUND II


KEMPER CONTRARIAN FUND, KEMPER-DREMAN HIGH RETURN EQUITY FUND AND KEMPER SMALL CAP VALUE FUND ARE EACH A SERIES OF KEMPER VALUE SERIES, INC. KEMPER SMALL CAP VALUE FUND II IS A SERIES OF KEMPER SECURITIES TRUST.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

KEMPER EQUITY FUNDS/VALUE STYLE

222 SOUTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606, TELEPHONE 1-800-621-1048

SUMMARY


INVESTMENT OBJECTIVES. Each Fund is a portfolio of an open-end, diversified management investment company. The four portfolios (each a "Fund" and collectively the "Funds") covered in this prospectus are as follows:


KEMPER CONTRARIAN FUND (the "Contrarian Fund") seeks long-term capital appreciation with current income as its secondary objective.

KEMPER-DREMAN HIGH RETURN EQUITY FUND (the "High Return Equity Fund") seeks to achieve a high rate of total return.

KEMPER SMALL CAP VALUE FUND (the "Small Cap Value Fund") seeks long-term capital appreciation.


KEMPER SMALL CAP VALUE FUND II (the "Small Cap Value Fund II") seeks long-term capital appreciation.



RISK FACTORS. There is no assurance that the investment objective of any Fund will be achieved and investment in each Fund includes risks that vary in kind and degree depending upon the investment policies of that Fund. The returns and net asset value of each Fund will fluctuate. The Funds will invest principally in securities that, in the judgment of the investment manager, are undervalued. Investment by the Small Cap Value Fund and the Small Cap Value Fund II primarily in smaller companies involves greater risk than investment in larger, more established companies. The High Return Equity Fund may invest a significant percentage of its total assets in one or more market sectors, in which case, financial, economic, business and other developments affecting issuers in that sector may have a greater effect on the Fund than if it had not concentrated its assets in that sector. The Funds are authorized to invest in stock index futures and options to buy and sell such futures. In these investments, the Funds assume the risk that, if the investment manager's judgment regarding the direction of the securities markets is incorrect, their investment performance might have been better if they had not acquired futures contracts. The Funds are authorized to write covered call options on securities. The High Return Equity Fund, Small Cap Value Fund and Small Cap Value Fund II may write put options. If the market price of stock subject to a call option rises above the exercise price of the option, the Funds will lose the opportunity for further appreciation of that security. In selling a put option, the High Return Equity Fund, Small Cap Value Fund, and Small Cap Value Fund II assume the risk that they might be obligated to acquire the optioned stock at a price above the current market price. The Small Cap Value Fund II may also purchase options. See "Investment Objectives, Policies and Risk Factors."



PURCHASES AND REDEMPTIONS. Each Fund provides investors with the option of purchasing shares in the following ways:


Class A Shares..............
                           Offered at net asset value plus a maximum sales charge of 5.75% of the offering price. Reduced sales charges apply to purchases of $50,000 or more. Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a 1% contingent deferred sales charge if redeemed within one year of purchase and a .50% contingent deferred sales change if redeemed during the second year of purchase.

Class B Shares..............
                           Offered at net asset value, subject to a Rule 12b-1 distribution fee and a contingent deferred sales charge that declines from 4% to zero on certain redemptions made within six years of purchase. Class B shares automatically convert into Class A shares (which have lower ongoing expenses) six years after purchase.

Class C Shares..............
                           Offered at net asset value without an initial sales charge, but subject to a Rule 12b-1 distribution fee and a 1% contingent deferred sales charge on redemptions made within one year of purchase. Class C shares do not convert into another class.

Each class of shares represents interests in the same portfolio of investments of a Fund. The minimum initial investment is $1,000 and investments thereafter must be at least $100. Shares are redeemable at net asset value, which may be more or less than original cost, subject to any applicable contingent deferred sales charge. See "Purchase of Shares" and "Redemption or Repurchase of Shares."


INVESTMENT MANAGER AND UNDERWRITER. Scudder Kemper Investments, Inc. ("Scudder Kemper") serves as investment manager for each Fund. Scudder Kemper is paid a monthly investment management fee by each Fund based upon average daily net assets of that Fund at an annual rate ranging from .75% to .62%. Dreman Value Management, L.L.C. ("DVM") is a sub-adviser for the High Return Equity Fund and is paid by Scudder Kemper a fee based upon average daily net assets of the Fund at an annual rate ranging from .24% to .198%. Kemper Distributors, Inc. ("KDI"), an affiliate of Scudder Kemper, is principal underwriter and administrator for each Fund. For Class B shares and Class C shares, KDI receives a Rule 12b-1 distribution fee at an annual rate of .75% of average daily net assets. KDI also receives the amount of any contingent deferred sales charges paid on the redemption of shares. Administrative services are provided to shareholders under an administrative services agreement with KDI. Each Fund pays an administrative services fee at an annual rate of up to .25% of average daily net assets of Class A, B and C shares of the Fund, which KDI pays to various broker-dealer firms and other service or administrative firms. See "Investment Manager and Underwriter."



DIVIDENDS. The Contrarian and High Return Equity Funds normally distribute quarterly dividends of net investment income, and the Small Cap Value Fund and the Small Cap Value Fund II normally distribute annual dividends of net investment income. Each Fund distributes any net realized capital gains at least annually. Income and capital gain dividends of a Fund are automatically reinvested in additional shares of the same class of shares of that Fund, without a sales charge, unless the shareholder makes a different election. See "Dividends and Taxes."



GENERAL. In the opinion of the staff of the Securities and Exchange Commission, the use of this combined prospectus may make each Fund liable for any misstatement or omission in this prospectus regardless of the particular Fund to which it pertains. However, KDI has agreed to indemnify the funds for any liability caused solely by reason of using this combined prospectus.


SUMMARY OF EXPENSES

        SHAREHOLDER TRANSACTION EXPENSES             CLASS A               CLASS B                CLASS C
          (APPLICABLE TO ALL FUNDS)(1)               -------               -------                -------
Maximum Sales Charge on Purchases (as a
  percentage of offering price)..................     5.75%(2)     None                                  None
Maximum Sales Charge on Reinvested Dividends.....     None         None                                  None
Redemption Fees..................................     None         None                                  None
Exchange Fee.....................................     None         None                                  None
Deferred Sales Charge (as a percentage of
  redemption proceeds)...........................     None(3)      4% during the first          1% during the
                                                                   year, 3% during the             first year
                                                                   second and third years,
                                                                   2% during the fourth and
                                                                   fifth years and 1% in
                                                                   the sixth year

---------------
(1) Investment dealers and other firms may independently charge additional fees for shareholder transactions or for advisory services; please see their materials for details. The table does not include the $9.00 quarterly small account fee. See "Redemption or Repurchase of Shares."
(2) Reduced sales charges apply to purchases of $50,000 or more. See "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares."
(3) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% the first year and .50% the second year. See "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares."

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)


                                                  CONTRARIAN    HIGH RETURN    SMALL CAP VALUE    SMALL CAP VALUE
                                                     FUND       EQUITY FUND         FUND              FUND II
                                                  ----------    -----------    ---------------    ---------------
CLASS A SHARES
Management Fees.................................     .75%           .71%             .73%               .50%
12b-1 Fees......................................     None           None             None               None
Other Expenses..................................     .60%           .51%             .59%              1.02%
                                                    -----          -----            -----              -----
Total Operating Expenses........................    1.35%          1.22%            1.32%              1.52%
                                                    =====          =====            =====              =====



                                                  CONTRARIAN    HIGH RETURN    SMALL CAP VALUE    SMALL CAP VALUE
                                                     FUND       EQUITY FUND         FUND              FUND II
                                                  ----------    -----------    ---------------    ---------------
CLASS B SHARES
Management Fees.................................     .75%           .71%             .73%               .50%
12b-1 Fees(4)...................................     .75%           .75%             .75%               .75%
Other Expenses..................................     .76%           .66%             .86%              1.15%
                                                    -----          -----            -----              -----
Total Operating Expenses........................    2.26%          2.12%            2.34%              2.40%
                                                    =====          =====            =====              =====



                                                  CONTRARIAN    HIGH RETURN    SMALL CAP VALUE    SMALL CAP VALUE
                                                     FUND       EQUITY FUND         FUND              FUND II
                                                  ----------    -----------    ---------------    ---------------
CLASS C SHARES
Management Fees.................................     .75%           .71%             .73%               .50%
12b-1 Fees(5)...................................     .75%           .75%             .75%               .75%
Other Expenses..................................     .97%           .64%             .76%              1.12%
                                                    -----          -----            -----              -----
Total Operating Expenses........................    2.47%          2.10%            2.24%              2.37%
                                                    =====          =====            =====              =====


---------------
(4) As a result of 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum initial sales charges permitted by the National Association of Securities Dealers, although KDI believes that it is unlikely because of the automatic conversion feature described under "Purchase of Shares--Deferred Sales Charge Alternative--Class B Shares."

(5) As a result of the accrual of 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum initial sales charges permitted by the National Association of Securities Dealers.

EXAMPLE


                                     FUND                1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                     ----                ------      -------      -------      --------
CLASS A SHARES
You would pay the           Contrarian Fund                 $70         $ 98         $127          $211
  following expenses on a   High Return Equity Fund         $69         $ 94         $121          $197
  $1,000 investment,        Small Cap Value Fund            $70         $ 97         $126          $207
  assuming (1) 5% annual    Small Cap Value Fund II         $72         $103           --            --
  return and (2)
  redemption at the end of
  each time period:

EXAMPLE


                                     FUND                1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                     ----                ------      -------      -------      --------
CLASS B SHARES(6)
You would pay the           Contrarian Fund                 $63         $101         $141          $216
  following expenses on a   High Return Equity Fund         $62         $ 96         $134          $201
  $1,000 investment,        Small Cap Value Fund            $64         $103         $145          $219
  assuming (1) 5% annual    Small Cap Value Fund II         $64         $105           --            --
  return and (2)
  redemption at the end of
  each time period:
You would pay the           Contrarian Fund                 $23         $ 71         $121          $216
  following expenses on     High Return Equity Fund         $22         $ 66         $114          $201
  the same investment,      Small Cap Value Fund            $23         $ 73         $125          $219
  assuming no redemption:   Small Cap Value Fund II         $24         $ 75           --            --



                                     FUND                1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                     ----                ------      -------      -------      --------
CLASS C SHARES(7)
You would pay the           Contrarian Fund                 $35         $ 77         $132          $281
  following expenses on a   High Return Equity Fund         $31         $ 66         $113          $243
  $1,000 investment,        Small Cap Value Fund            $33         $ 70         $120          $257
  assuming (1) 5% annual    Small Cap Value Fund II         $34         $ 74           --            --
  return and (2)
  redemption at the end of
  each time period:
You would pay the           Contrarian Fund                 $25         $ 77         $132          $281
  following expenses on     High Return Equity Fund         $21         $ 66         $113          $243
  the same investment,      Small Cap Value Fund            $23         $ 70         $120          $257
  assuming no redemption    Small Cap Value Fund II         $24         $ 74           --            --



---------------
(6) Assumes conversion to Class A shares six years after purchase. The contingent deferred sales charge was applied as follows: 1 year (4%), 3 years (3%), 5 years (2%) and 10 years (0%). See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class B Shares" for more information regarding the calculation of the contingent deferred sales charge.

(7) The contingent deferred sales charge was applied as follows: 1 year (1%), 3 years (0%), 5 years (0%) and 10 years (0%). See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class C Shares."


The purpose of the preceding table is to assist investors in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. See "Investment Manager and Underwriter" for more information. Since the Small Cap Value Fund II will commence operations on or about May 6, 1998, the expenses shown for the Fund are estimates for the current fiscal year, and the example is only provided for the one and three year periods.



As discussed more fully under "Investment Manager and Underwriter," Scudder Kemper has agreed to temporarily waive its management fee for the current fiscal year in the amount of .25% of average daily net assets of the Small Cap Value Fund II. Without such waiver, "Management Fees" would have been .75% for the Small Cap Value Fund II.


The Example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of any Fund. THE EXAMPLE SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS


The tables below show financial information for each Fund, except the Small Cap Value Fund II, expressed in terms of one share outstanding throughout the period. The information in the tables has been audited by Ernst & Young LLP, independent auditors, except for the information for the periods ended December 31, 1994 and prior, which have been audited by other independent auditors. The report of Ernst & Young LLP for each Fund is contained in its Registration Statement and is available from that Fund. The financial statements contained in each Fund's 1997 Annual Report to Shareholders (except the Small Cap Value Fund
II) are incorporated herein by reference and may be obtained by writing or calling that Fund. The fiscal year end of the Contrarian, High Return Equity and Small Cap Value Funds has been changed from December 31 to November 30.


                                CONTRARIAN FUND

                                                                              YEAR ENDED DECEMBER 31,
                                     JAN. 1 TO     ------------------------------------------------------------------------------
                                   NOV. 30, 1997    1996     1995     1994     1993     1992     1991     1990    1989    1988(A)
                                   ----------------------------------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period                              $16.93        16.20    12.18    13.62    13.50    12.38    10.11    11.34   10.55    10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income                  .23          .23      .26      .28      .22      .25      .28      .25     .29      .11
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss)                           4.25         2.07     5.05     (.28)     .96     1.13     2.38     (.94)   1.60      .54
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations        4.48         2.30     5.31       --     1.18     1.38     2.66     (.69)   1.89      .65
---------------------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distributions from net
  investment income                      .20          .22      .24      .28      .22      .26      .28      .26     .29      .10
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized
  gain                                   .08         1.35     1.05     1.16      .84       --      .11      .28     .81       --
---------------------------------------------------------------------------------------------------------------------------------
Total dividends                          .28         1.57     1.29     1.44     1.06      .26      .39      .54    1.10      .10
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period        $21.13        16.93    16.20    12.18    13.62    13.50    12.38    10.11   11.34    10.55
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)          26.58%       14.42    44.57     (.03)    9.10    11.32    26.53    (6.08)  18.29     6.96
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED)
Expenses absorbed by the Fund           1.35%        1.23     1.25     1.25     1.25     1.25     1.25     1.25    1.25     1.34
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                   1.47%        1.56     1.85     1.89     1.64     2.04     2.35     2.46    2.59     2.42
---------------------------------------------------------------------------------------------------------------------------------
OTHER RATIOS TO AVERAGE NET
  ASSETS (ANNUALIZED)
Expenses                                1.35%        1.25     1.66     1.42     1.54     1.53     1.76     1.52    1.67     2.37
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                   1.47%        1.54     1.44     1.71     1.34     1.76     1.84     2.19    2.17     1.39
---------------------------------------------------------------------------------------------------------------------------------

(a) For the period March 18, 1988 (inception date) to December 31, 1988.

                                                       CLASS B                                        CLASS C
                                ------------------------------------------------------   ---------------------------------
                                  JAN. 1 TO        YEAR ENDED        SEPTEMBER 11 TO       JAN. 1 TO        YEAR ENDED
                                NOV. 30, 1997   DECEMBER 31, 1996   DECEMBER 31, 1995    NOV. 30, 1997   DECEMBER 31, 1996
                                ------------------------------------------------------------------------------------------
CLASS B AND C SHARES
PER SHARE OPERATING
 PERFORMANCE
Net asset value, beginning of
 period                            $16.92             16.20               15.26              16.90             16.20
--------------------------------------------------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income                .08               .11                 .07                .06               .11
--------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
 gain                                4.22              2.07                1.85               4.20              2.05
--------------------------------------------------------------------------------------------------------------------------
Total from investment
 operations                          4.30              2.18                1.92               4.26              2.16
--------------------------------------------------------------------------------------------------------------------------
Less dividends:
 Distributions from net
 investment income                    .06               .11                 .07                .02               .11
--------------------------------------------------------------------------------------------------------------------------
 Distributions from net
 realized gain                        .08              1.35                 .91                .08              1.35
--------------------------------------------------------------------------------------------------------------------------
Total dividends                       .14              1.46                 .98                .10              1.46
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period     $21.08             16.92               16.20              21.06             16.90
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)       25.44%            13.61               12.83              25.26             13.51
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
 (ANNUALIZED)
Expenses absorbed by the Fund        2.26%             2.11                2.00               2.47              2.12
--------------------------------------------------------------------------------------------------------------------------
Net investment income                 .56%              .68                 .88                .35               .67
--------------------------------------------------------------------------------------------------------------------------
OTHER RATIOS TO AVERAGE NET ASSETS
 (ANNUALIZED)
Expenses                             2.26%             2.34                2.36               2.47              2.80
--------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)          .56%              .45                 .52                .35              (.01)
--------------------------------------------------------------------------------------------------------------------------

                                     CLASS C
                                ------------------
                                 SEPTEMBER 11 TO
                                DECEMBER 31, 1995
                                ------------------
CLASS B AND C SHARES
PER SHARE OPERATING
 PERFORMANCE
Net asset value, beginning of
 period                               15.26
------------------------------
Income from investment
 operations:
 Net investment income                  .08
------------------------------
 Net realized and unrealized
 gain                                  1.85
------------------------------
Total from investment
 operations                            1.93
------------------------------
Less dividends:
 Distributions from net
 investment income                      .08
------------------------------
 Distributions from net
 realized gain                          .91
------------------------------
Total dividends                         .99
------------------------------
Net asset value, end of period        16.20
------------------------------
TOTAL RETURN (NOT ANNUALIZED)         12.85
------------------------------
RATIOS TO AVERAGE NET ASSETS
 (ANNUALIZED)
Expenses absorbed by the Fund          1.95
------------------------------
Net investment income                   .93
------------------------------
OTHER RATIOS TO AVERAGE NET AS
 (ANNUALIZED)
Expenses                               2.31
------------------------------
Net investment income (loss)            .57
------------------------------

ALL CLASSES

                                                                YEAR ENDED DECEMBER 31,
                            JAN. 1 TO     --------------------------------------------------------------------      MARCH 18 TO
                          NOV. 30, 1997    1996     1995     1994     1993     1992     1991     1990    1989    DECEMBER 31, 1988
                          --------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets at end of
  period (in thousands)     $178,115      77,592   25,482   12,983   17,157   14,884   14,292   11,782   9,632         5,889
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
  (annualized)                    77%         95       30       16       16       28       36       37      45            39
----------------------------------------------------------------------------------------------------------------------------------
Average commission rates paid per share on stock transactions for the period from January 1 to November 30, 1997 and the year ended December 31, 1996 were $.0538 and $.0490, respectively.
----------------------------------------------------------------------------------------------------------------------------------

                            HIGH RETURN EQUITY FUND

                                                                                 YEAR ENDED DECEMBER 31,
                                          JAN. 1, TO     ------------------------------------------------------------------------
                                         NOV. 30, 1997    1996    1995    1994    1993    1992    1991    1990    1989    1988(A)
                                         ----------------------------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period        $26.52        21.49   15.11   15.50   14.62   12.53    8.85   10.14   11.03    10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                         .54          .39     .26     .25     .21     .24     .31     .34     .39      .25
---------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain
 (loss)                                       6.89         5.75    6.76    (.39)   1.13    2.21    3.87   (1.21)   1.41     1.00
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations              7.43         6.14    7.02    (.14)   1.34    2.45    4.18    (.87)   1.80     1.25
---------------------------------------------------------------------------------------------------------------------------------
Less dividends:
 Distributions from net investment
 income                                        .37          .38     .24     .25     .21     .24     .30     .35     .43      .22
---------------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain          .06          .73     .40      --     .25     .12     .20     .07    2.26       --
---------------------------------------------------------------------------------------------------------------------------------
Total dividends                                .43         1.11     .64     .25     .46     .36     .50     .42    2.69      .22
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $33.52        26.52   21.49   15.11   15.50   14.62   12.53    8.85   10.14    11.03
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                28.15%       28.79   46.86    (.99)   9.22   19.80   47.57   (8.63)  18.45    13.04
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
 (ANNUALIZED)
Expenses absorbed by the Fund                 1.22%        1.21    1.25    1.25    1.25    1.25    1.25    1.25    1.25      .57
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                         2.38%        2.12    1.55    1.58    1.47    1.88    2.52    3.61    3.83     3.75
---------------------------------------------------------------------------------------------------------------------------------
OTHER RATIOS TO AVERAGE NET ASSETS
 (ANNUALIZED)
Expenses                                      1.22%        1.21    1.57    1.39    1.56    1.70    2.31    2.38    2.74     3.36
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                         2.38%        2.12    1.23    1.44    1.16    1.43    1.46    2.48    2.34      .96
---------------------------------------------------------------------------------------------------------------------------------

(a) For the period March 18, 1988 (inception date) to December 31, 1988.

                                                     CLASS B                                           CLASS C
                                -------------------------------------------------   ---------------------------------------------
                                  JAN. 1 TO      YEAR ENDED        SEPT. 11 TO        JAN. 1 TO      YEAR ENDED      SEPT. 11 TO
                                NOV. 30, 1997   DEC. 31, 1996     DEC. 31, 1995     NOV. 30, 1997   DEC. 31, 1996   DEC. 31, 1995
                                -------------------------------------------------------------------------------------------------
CLASS B AND C SHARES
PER SHARE OPERATING
 PERFORMANCE
Net asset value, beginning of
 period                            $26.44           21.47             19.45             26.45           21.48           19.45
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income                .31             .19               .07               .32             .20             .09
---------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
 gain                                6.84            5.72              2.41              6.83            5.72            2.41
---------------------------------------------------------------------------------------------------------------------------------
Total from investment
 operations                          7.15            5.91              2.48              7.15            5.92            2.50
---------------------------------------------------------------------------------------------------------------------------------
Less dividends:
 Distributions from net
 investment income                    .16             .21               .06               .16             .22             .07
---------------------------------------------------------------------------------------------------------------------------------
 Distributions from net
 realized gain                        .06             .73               .40               .06             .73             .40
---------------------------------------------------------------------------------------------------------------------------------
Total dividends                       .22             .94               .46               .22             .95             .47
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period     $33.37           26.44             21.47             33.38           26.45           21.48
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)       27.10%          27.63             12.88             27.10           27.66           12.94
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
 (ANNUALIZED)
Expenses absorbed by the Fund        2.12%           2.20              2.00              2.10            2.22            1.95
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                1.48%           1.13               .61              1.50            1.11             .66
---------------------------------------------------------------------------------------------------------------------------------
OTHER RATIOS TO AVERAGE NET ASSETS
 (ANNUALIZED)
Expenses                             2.12%           2.31              2.35              2.10            2.33            2.30
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                1.48%           1.02               .26              1.50            1.00             .31
---------------------------------------------------------------------------------------------------------------------------------

ALL CLASSES

                                                                                YEAR ENDED DECEMBER 31,
                                           JAN 1 TO      ---------------------------------------------------------------------
                                         NOV. 30, 1997     1996      1995      1994     1993     1992    1991    1990    1989
                                         -------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets at end of period (in
 thousands)                               $2,931,721      737,834    98,196   35,005   28,413   14,425   7,238   3,868   3,992
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)               5%          10        18       12       14       13      37     204     156
------------------------------------------------------------------------------------------------------------------------------
Average commission rates paid per share on stock transactions for the period from January 1 to November 30, 1997 and the year ended December 31, 1996 were $.0501 and $.0513, respectively.
------------------------------------------------------------------------------------------------------------------------------


                                            MARCH 18 TO
                                         DECEMBER 31, 1988
                                         -----------------
SUPPLEMENTAL DATA:
Net assets at end of period (in
 thousands)                                    2,413
---------------------------------------
Portfolio turnover rate (annualized)             107
---------------------------------------

                              SMALL CAP VALUE FUND

                                                                                      YEAR ENDED DECEMBER 31,
                                                   JAN. 1 TO         ----------------------------------------------------------
                                                 NOV. 30, 1997       1996(B)       1995        1994        1993        1992(A)
                                                 ------------------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                $18.28             14.50       10.85       11.23       11.52        10.00
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         .05               .14        (.02)         --         .06          .03
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                    3.50              4.14        4.64         .02         .23         1.95
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                      3.55              4.28        4.62         .02         .29         1.98
-------------------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distributions from net investment income              --               .07          --          --         .06          .03
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gain                  --               .43         .97         .40         .52          .43
-------------------------------------------------------------------------------------------------------------------------------
Total dividends                                         --               .50         .97         .40         .58          .46
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $21.83             18.28       14.50       10.85       11.23        11.52
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NET ANNUALIZED)                        19.42%            29.60       43.29         .15        2.54        32.51*
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses absorbed by the Fund                         1.32%             1.31        1.25        1.25        1.25         1.25
-------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                           .51%              .87        (.16)       (.03)        .53          .81
-------------------------------------------------------------------------------------------------------------------------------
OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                              1.32%             1.47        1.83        1.82        2.09         4.29
-------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                           .51%              .71        (.74)       (.61)       (.32)       (2.24)
-------------------------------------------------------------------------------------------------------------------------------

* Annualized
(a) For the period May 22, 1992 (commencement of operations) to December 31,
    1992.

                                                    CLASS B                                      CLASS C
                               --------------------------------------------------   ---------------------------------
                                 JAN. 1 TO        YEAR ENDED        SEPT. 11 TO       JAN. 1 TO        YEAR ENDED
                               NOV. 30, 1997   DEC. 31, 1996(B)    DEC. 31, 1995    NOV. 30, 1997   DEC. 31, 1996(B)
                               --------------------------------------------------------------------------------------
CLASS B AND C SHARES
PER SHARE OPERATING
 PERFORMANCE
Net asset value, beginning of
period                            $18.14             14.48             15.75            18.17             14.48
---------------------------------------------------------------------------------------------------------------------
Income from investment
operations:
 Net investment income (loss)       (.04)              .01              (.02)            (.03)              .01
---------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
 gain (loss)                        3.36              4.11              (.41)            3.37              4.14
---------------------------------------------------------------------------------------------------------------------
Total from investment
operations                          3.32              4.12              (.43)            3.34              4.15
---------------------------------------------------------------------------------------------------------------------
Less dividends:
 Distribution from net
 investment income                    --               .03                --               --               .03
---------------------------------------------------------------------------------------------------------------------
 Distributions from net
 realized gain                        --               .43               .84               --               .43
---------------------------------------------------------------------------------------------------------------------
Total dividends                       --               .46               .84               --               .46
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period                           $21.46             18.14             14.48            21.51             18.17
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)      18.30%            28.54             (2.52)           18.38             28.77
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
 (ANNUALIZED)
Expenses absorbed by the Fund       2.34%             2.12              2.00             2.24              2.06
---------------------------------------------------------------------------------------------------------------------
Net investment income (loss)        (.51)%             .06              (.99)            (.41)              .12
---------------------------------------------------------------------------------------------------------------------
OTHER RATIOS TO AVERAGE NET ASSETS
 (ANNUALIZED)
Expenses                            2.34%             2.49              2.39             2.24              2.19
---------------------------------------------------------------------------------------------------------------------
Net investment loss                 (.51)%            (.31)            (1.38)            (.41)             (.01)
---------------------------------------------------------------------------------------------------------------------

                                   CLASS C
                               ----------------
                                 SEPT. 11 TO
                                DEC. 31, 1995
                               ----------------
CLASS B AND C SHARES
PER SHARE OPERATING
 PERFORMANCE
Net asset value, beginning of
period                              15.75
-----------------------------------------------
Income from investment
operations:
 Net investment income (loss)        (.02)
-----------------------------------------------
 Net realized and unrealized
 gain (loss)                         (.41)
-----------------------------------------------
Total from investment
operations                           (.43)
-----------------------------------------------
Less dividends:
 Distribution from net
 investment income                     --
-----------------------------------------------
 Distributions from net
 realized gain                        .84
-----------------------------------------------
Total dividends                       .84
-----------------------------------------------
Net asset value, end of
 period                             14.48
-----------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)       (2.51)
-----------------------------------------------
RATIOS TO AVERAGE NET ASSETS
 (ANNUALIZED)
Expenses absorbed by the Fund        1.95
-----------------------------------------------
Net investment income (loss)         (.94)
-----------------------------------------------
OTHER RATIOS TO AVERAGE NET A
 (ANNUALIZED)
Expenses                             2.35
-----------------------------------------------
Net investment loss                 (1.34)
-----------------------------------------------

(b) Per share data for 1996 were determined based on average shares outstanding.

ALL CLASSES

                                                                         YEAR ENDED DECEMBER 31,
                                                 JAN. 1 TO     -------------------------------------------          MAY 22 TO
                                               NOV. 30, 1997     1996         1995        1994       1993       DECEMBER 31, 1992
                                               ----------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets at end of period (in thousands)      $1,263,144      273,222       31,606      6,931      4,875            2,385
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                    83%          23           86        140         79               37
---------------------------------------------------------------------------------------------------------------------------------

Average commission rates paid per share on stock transactions for the period from January 1 to November 30, 1997 and the year ended December 31, 1996 were $.0547 and $.0426, respectively.
--------------------------------------------------------------------------------


NOTES:Total return does not reflect the effect of any sales charges. The investment manager waived its management fee and absorbed operating expenses of the Funds through December 31, 1996. The "Other Ratios to Average Net Assets" are computed without this expense waiver or absorption.



The Small Cap Value Fund II (not shown above) commenced operations on or about May 6, 1998; therefore, no financial information for the Fund is presented herein.

INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS


The following information sets forth each Fund's investment objective and policies. The investment objective of each Fund is not fundamental and, consequently, may be changed without the affirmative vote of a majority of the outstanding securities of that Fund. Each Fund's returns and net asset value will fluctuate and there is no assurance that any Fund will meet its objective. For a description of how the investment manager selects specific securities for inclusion in a Fund's portfolio, see "Additional Investment Information."


Each Fund will invest principally in a diversified portfolio of equity securities of companies that the investment manager believes to be undervalued. Securities of a company may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock markets in general or as a result of a market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the company.

CONTRARIAN FUND. The Contrarian Fund's primary investment objective is to seek long-term capital appreciation and its secondary objective is to seek current income. The Fund will invest primarily in common stocks of larger, listed companies with a record of earnings and dividends, low price-earnings ratios, reasonable returns on equity, and sound finances which, in the opinion of the investment manager, have intrinsic value. The Fund may, however, from time to time, invest in stocks that pay no dividends. It is anticipated that most stocks purchased will be listed on the New York Stock Exchange, but the Fund may also purchase securities listed on other securities exchanges and in the over-the-counter market. The Fund may also invest in preferred stocks, convertible securities and warrants. The Fund may sell call options on securities it holds ("covered call options").

HIGH RETURN EQUITY FUND. The High Return Equity Fund's investment objective is to achieve a high rate of total return. The common stocks held by the Fund will have the same investment characteristics as those held by the Contrarian Fund. The Fund generally will invest in common stocks that pay relatively high dividends, i.e. comparable to the dividend yield of Standard & Poor's 500 Composite Stock Index. In order to enhance its investment return, the Fund may sell covered call options, and sell put options on securities it may acquire. The Fund will earn premium income on the sale of these options.

Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities. Equity securities include common stocks, preferred stocks, securities convertible into or exchangeable for common or preferred stocks, equity investments in partnerships, joint ventures and other forms of non-corporate investment and warrants and rights exercisable for equity securities and equity equivalents.

While most investments will be in dividend paying stocks, the Fund may also acquire stocks that do not pay dividends in anticipation of market appreciation, future dividends, and when the investment manager believes that it would be advantageous to write options on such stocks. The Fund will be managed with a view to achieving a high rate of total return on investors' capital primarily through appreciation of its common stock holdings, options transactions and by acquiring and selling stock index futures and options thereon and, to a lesser extent, through dividend and interest income, all of which, in the investment manager's judgment, are elements of "total return."

Although the Fund will not invest 25% or more of its total assets in any one industry, it may, from time to time, invest a significant percentage of its total assets in one or more market sectors, such as the financial services sector. The investment manager considers a market sector to be comprised of a group of industries. If the Fund concentrates its investments in a market sector, financial, economic, business and other developments affecting issuers in that sector may have a greater effect on the Fund than if it had not concentrated its assets in that sector.

SMALL CAP VALUE FUND. The Small Cap Value Fund's investment objective is to seek long-term capital appreciation. It will invest principally in a diversified portfolio of equity securities of small companies with market capitalizations ranging from $100 million to $1 billion that the investment manager believes to be undervalued.

Under normal market conditions, at least 65% of the total assets of the Fund will be invested in securities of companies whose market capitalizations are less than $1 billion.

The Fund will invest primarily in common stocks of companies with a record of earnings, low price-earnings ratios, reasonable returns on equity and sound finances which, in the opinion of the investment manager, have intrinsic value. Such securities are generally traded on the New York Stock Exchange, the American Stock Exchange and in the over-the-counter market. The Fund may also invest in preferred stocks, convertible securities and warrants. The Fund may also sell covered call options and put options on securities it may acquire.


SMALL CAP VALUE FUND II. The investment objective of the Small Cap Value Fund II is to seek long-term capital appreciation. The Fund will invest principally in a diversified portfolio of equity securities that the investment manager believes to be undervalued. The investment manager will follow a relative value investment strategy, seeking undervalued stocks typically found in major sectors of the Russell 2000 Index, an index comprised of 2000 of the smallest stocks in the Russell 3000 Index. The Russell 3000 Index is comprised of 3000 of the largest capitalized, U.S. domiciled companies. See discussion of "relative value investment strategy" below under "Selection of Investments -- Small Cap Value Fund II." Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities of companies with market capitalizations ranging from $100 million to $1 billion. Equity securities include common stocks, preferred stocks, securities convertible into or exchangeable for common or preferred stocks, equity investments in partnerships, joint ventures and other forms of non-corporate investments and warrants and rights exercisable for equity securities. The Fund may also purchase and write options, engage in financial futures transactions and lend its portfolio securities.



ADDITIONAL INVESTMENT INFORMATION. The portfolio turnover rates of each Fund other than the Small Cap Value Fund II are listed under "Financial Highlights." It is anticipated that, under normal circumstances, the portfolio turnover rate for the Small Cap Value Fund II will not exceed 100%. A Fund may periodically experience a high turnover rate (over 100%). The Funds will usually hold stocks acquired for the long-term and will sell stocks when the investment manager believes that anticipated price appreciation is no longer probable, alternative investments offer superior appreciation prospects, or the risk of decline in market prices is greater than the potential for gain. Portfolio turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. The use of options and futures contracts will tend to increase the portfolio turnover rate of a Fund. To the extent the investment policies of that Fund result in a relatively high turnover rate, it will incur greater expenses and brokerage fees. See "Portfolio Transactions" in the Statement of Additional Information.



SELECTION OF INVESTMENTS -- CONTRARIAN, HIGH RETURN EQUITY AND SMALL CAP VALUE FUNDS. In order to determine whether a security is "undervalued," the principal factor considered by the investment manager is the P/E ratio of the security. The investment manager believes that the risk in owning stocks can be reduced by investing in companies with sound finances whose current market prices are low in relation to earnings. In determining whether a company's finances are sound, the investment manager considers among other things, its cash position and current ratio (current assets compared to current liabilities).



The investment manager applies quantitative analysis to its research process, and begins by screening a large number of stocks. Typically, most companies selected for inclusion in the Contrarian and High Return Equity Funds will have market capitalizations well in excess of $1 billion and those selected for inclusion in the Small Cap Value Fund will have market capitalizations ranging from approximately $100 million to $1 billion. In selecting among stocks with low P/E ratios, the investment manager also considers factors such as the following about the issuer:


     - Financial strength,
     - Book-to-market value,
     - Five and ten-year earnings growth rates,
     - Five and ten-year dividend growth rates,

     - Five and ten-year return on equity,
     - Size of institutional ownership, and
     - Earnings estimates for the next 12 months.


Fundamental analysis is used on companies that initially look promising. Earnings and cash flow analysis as well as a company's conventional dividend payout ratio are important to this process. Typically, the Funds will consist of stocks diversified by both sector and industry, although, as noted above, the High Return Equity Fund may, from time to time, concentrate its assets in one or more market sectors. While it is anticipated that under normal circumstances all Funds will be fully invested, in order to conserve assets during temporary defensive periods when the investment manager deems it appropriate, each Fund may invest up to 50% of its assets in cash or defensive-type securities, such as high-grade debt securities, securities of the U.S. Government or its agencies and high quality money market instruments, including repurchase agreements. Investments in such interest-bearing securities will be for temporary defensive purposes only.



The Funds' policies of investing in securities that may be out of favor differ from the investment approach followed by many other mutual funds. Companies reporting poor earnings, whose businesses are cyclically down, whose prices have declined sharply or that are not widely followed are not typically held by most investment companies. It is the investment manager's belief, however, that the securities of sound, well-managed companies that may be temporarily out of favor due to earnings declines or other adverse developments are likely to provide a greater total investment return than securities whose prices appear to reflect anticipated favorable developments.



SELECTION OF INVESTMENTS -- SMALL CAP VALUE FUND II. In selecting "undervalued" securities for the Small Cap Value Fund II, the investment manager considers the P/E ratio of the security as well as other measures of valuation based on sales, cash flow, and book value. The investment manager also considers factors such as sales and earnings growth rates and the issuer's financial strength. The investment manager follows a relative value investment strategy for the Small Cap Value Fund II, in contrast to the absolute value investment strategy that is used for the Contrarian, High Return Equity and Small Cap Value Funds. A relative value investment strategy is a strategy whereby undervalued stocks within a particular sector are selected based on whether the stock is undervalued relative to other stocks in the same sector. An absolute value investment strategy, on the other hand, is a strategy whereby undervalued stocks are selected irrespective of the sector in which the stock is found, although, as noted above, each Fund other than the High Return Equity Fund will typically consist of stocks diversified by both sector and industry. The relative value investment strategy allows the Small Cap Value Fund II to invest in undervalued securities in all sectors, including technology, healthcare and other areas of the market that typically are underweighted in an absolute value portfolio.



The investment manager's relative value investment strategy is driven by a quantitative approach, and begins by screening a large number of stocks. Typically, most companies selected for inclusion in the Small Cap Value Fund II will have market capitalizations ranging from approximately $100 million to $1 billion. While it is anticipated that under normal circumstances the Fund will be fully invested, in order to conserve assets during temporary defensive periods when the investment manager deems it appropriate, the Fund may invest up to 50% of its assets in cash or defensive-type securities, such as high-grade debt securities, securities of the U.S. Government or its agencies and high quality money market instruments, including repurchase agreements. Investments in such interest bearing securities will be for temporary defensive purposes only.



COMMON STOCKS. Each Fund may invest in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors. An investment in common stock entails greater risk of becoming valueless than does an investment in fixed-income securities. Despite the risk of price volatility, however, common stock also offers the greatest potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.



CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities which may offer higher income than the common stocks into which they are convertible. The convertible securities in which a Fund may invest include bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to both nonconvertible debt securities and equity securities. While convertible securities generally offer lower yields than nonconvertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities generally entail less credit risk than the issuer's common stock.



REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements, under which it acquires ownership of a security and the broker-dealer or bank agrees to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon. In addition, the Fund must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal Reserve Book-Entry System. Repurchase agreements will be limited to transactions with financial institutions believed by the investment manager to present minimal credit risk. The investment manager will monitor on an on-going basis the creditworthiness of the broker-dealers and banks with which the Funds may engage in repurchase agreements. Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of each Fund's limitation on illiquid securities. The Contrarian, High Return Equity and Small Cap Value Funds will not invest more than 10%, and the Small Cap Value Fund II will not invest more than 15%, of the value of their net assets in illiquid securities.



DEPOSITORY RECEIPTS. Each Fund may invest up to 20% of its assets in securities of foreign companies through the acquisition of American Depository Receipts ("ADRs"). ADRs are bought and sold in the United States and are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in the domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers, such as changes in foreign currency exchange rates. However, by investing in ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs.



OPTIONS AND FINANCIAL FUTURES TRANSACTIONS. A Fund may deal in options on securities and securities indexes that are listed for trading on a national securities exchange. The Small Cap Value Fund II may also deal in options on securities and securities indexes that are traded over-the-counter.



Each Fund may write (sell) covered call options on up to 100% of net assets and each Fund other than the Contrarian Fund may write (sell) secured put options on up to 50% of net assets. The Small Cap Value Fund II may purchase put and call options provided that no more than 5% of its net assets may be invested in premiums on such options.


A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security or other asset at the exercise price during or at the end of the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security or other asset at the exercise price during or at the end of the option period. The writer of a covered call owns securities or other assets that are acceptable for escrow and the writer of a secured put invests an amount not less than the exercise price in eligible securities or other assets to the extent that it is obligated as a writer. If a call written by a Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying security or other asset over the exercise price plus the premium received. In writing puts, there is a risk that a Fund may be required to take delivery of the underlying security or other asset at a disadvantageous price.


Over-the-counter traded options ("OTC options") differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer as a result of the insolvency of such dealer or otherwise, in which event the Small Cap Value Fund II may experience material losses. However, in writing options the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and other assets, and a wider range of expiration dates and exercise prices, than for exchange traded options.


A Fund may engage in financial futures transactions. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. A Fund will "cover" futures contracts sold by the Fund and maintain in a segregated account certain liquid assets in connection with futures contracts purchased by the Fund as described under "Investment Policies and Techniques" in the Statement of Additional Information. A Fund will not enter into any futures contracts or options on futures contracts if the aggregate of the contract value of the outstanding futures contracts of the Fund and futures contracts subject to outstanding options written by the Fund would exceed 50% of the total assets of the Fund.

The Funds may engage in financial futures transactions and may use index options as an attempt to hedge against market risks. For example, when the near-term market view is bearish but the portfolio composition is judged satisfactory for the longer term, exposure to temporary declines in the market may be reduced by entering into futures contracts to sell securities or the cash value of a securities index. Conversely, where the near-term view is bullish, but the Fund is believed to be well positioned for the longer term with a high cash position, the Fund can hedge against market increases by entering into futures contracts to buy securities or the cash value of a securities index. In either case, the use of futures contracts would tend to reduce portfolio turnover and facilitate the Fund's pursuit of its investment objective.


Futures contracts entail risks. If the investment manager's judgment about the general direction of interest rates, markets or exchange rates is wrong, the overall performance of a Fund may be poorer than if no such contracts had been entered into. There may be an imperfect correlation between movements in prices of futures contracts and portfolio assets being hedged. In addition, the market prices of futures contracts may be affected by certain factors. For example, if participants in the futures market elect to close out their contracts rather than meet margin requirements, distortions in the normal relationship between the underlying assets and the futures market could result. Price distortions also could result if investors in futures contracts decide to make or take delivery of underlying securities or other assets rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, margin requirements in the futures market are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities or other assets and movements in the prices of futures contracts, a correct forecast of market trends by the investment manager still may not result in a successful hedging transaction. If any of these events should occur, a Fund could lose money on the financial futures contracts and also on the value of its portfolio assets. The costs incurred in connection with futures transactions could reduce a Fund's return.


Index options involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Fund may expire worthless, in which case a Fund would lose the premium paid therefor.

A Fund may engage in futures transactions only on commodities exchanges or boards of trade. A Fund will not engage in transactions in index options, financial futures contracts or related options for speculation, but only as an attempt to hedge against changes in interest rates or market conditions affecting the values of securities which the Fund owns or intends to purchase.

SPECIAL RISK FACTORS--OPTIONS, FUTURES AND OTHER DERIVATIVES. The Statement of Additional Information contains further information about the characteristics, risks and possible benefits of options, futures and other derivative transactions. See "Investment Policies and Techniques" in the Statement of Additional Information. The principal risks are: (a) possible imperfect correlation between movements in the prices of options, futures and other derivatives contracts and movements in the prices of the securities hedged, used for cover or that the derivatives intended to replicate; (b) lack of assurance that a liquid secondary market will exist for any particular option, futures or other derivatives contract at any particular time; (c) the need for additional skills and techniques beyond those required for normal portfolio management; (d) losses on futures contracts resulting from market movements not anticipated by the investment manager; and (e) the possible non-performance of the counter-party to the derivative contract.

SECURITIES LOANS. The Funds are authorized to lend their portfolio securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional investment income. The Funds do not intend to loan securities if as a result more than 5% of their respective net assets would be on loan.


BORROWING. Each Fund is authorized to borrow from banks in amounts not in excess of 10% of their respective total assets (the Small Cap Value Fund II is authorized to borrow from banks in amounts not in excess of one-third (1/3) of its total assets), although they do not presently intend to do so. If, in the future, they do borrow from banks, they would not purchase additional securities at any time when such borrowings exceed 5% of their respective net assets.


SMALL CAP SECURITIES. Investments in securities of companies with small market capitalizations are generally considered to offer greater opportunity for appreciation and to involve greater risks of depreciation than securities of companies with larger market capitalizations. Since the securities of such companies are not as broadly traded as those of companies with larger market capitalizations, these securities are often subject to wider and more abrupt fluctuations in market price.


Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, a lower degree of liquidity in the markets for such stocks compared to larger capitalization stocks, and the greater sensitivity of small companies to changing economic conditions. In addition to exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Investors should therefore expect that the share value of the Small Cap Value Fund and the Small Cap Value Fund II may be more volatile than the shares of a fund that invests in larger capitalization stocks.


DERIVATIVES. In addition to options and financial futures transactions, consistent with its objective, each Fund may invest in a broad array of financial instruments and securities in which the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index or an interest rate ("derivatives"). Derivatives are most often used in an effort to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly (often because it is more efficient or less costly than direct investment). There is no guarantee that these results can be achieved through the use of derivatives. The types of derivatives used by each Fund and the techniques employed by the investment manager may change over time as new derivatives and strategies are developed or regulatory changes occur.

INVESTMENT MANAGER AND UNDERWRITER


INVESTMENT MANAGER. Scudder Kemper Investments, Inc. ("Scudder Kemper"), 345 Park Avenue, New York, New York, is the investment manager of each Fund and provides each Fund with continuous professional investment supervision. Dreman Value Management, L.L.C. ("DVM"), Three Harding Road, Red Bank, New Jersey 07701, is the sub-adviser for the High Return Equity Fund. See "High Return Equity Fund" below for information about DVM. Scudder Kemper is one of the largest investment managers in the country with more than $210 billion in assets under management and has been engaged in the management of investment funds for more than seventy years. Zurich Insurance Company, a leading internationally recognized provider of insurance and financial services in property/casualty and life insurance, reinsurance and structured financial solutions as well as asset management, owns approximately 70% of Scudder Kemper, with the balance owned by Scudder Kemper's officers and employees.



Responsibility for overall management of each Fund rests with its Board members and officers. Professional investment supervision is provided by Scudder Kemper. The investment management agreement provides that Scudder Kemper shall act as each Fund's investment adviser, manage its investments and provide it with various services and facilities.


Thomas Sassi and Jonathan Kay have been co-managers of the Contrarian Fund since July 1997 and Frederick L. Gaskin has been a co-manager of the Fund since September 1997. Mr. Sassi is the lead manager of the Fund. He joined Scudder Kemper in August 1996. He was a consultant with an unaffiliated investment consulting firm and an officer of an unaffiliated investment banking firm from 1993 to 1996. Mr. Gaskin joined Scudder Kemper in 1996. From 1993 until 1996, Mr. Gaskin served as a vice president and portfolio manager for an unaffiliated investment management firm. He received a B.S. in finance from Appalachian State University and an M.B.A. from Babcock Graduate School of Management. Mr. Sassi received a B.B.A. in management and economics and an M.B.A. in Finance from Hofstra University in New York City, New York. Jonathan Kay joined Scudder Kemper in 1993 where he has served as a portfolio manager for institutional accounts. He received a B.A. in economics from the University of Buffalo and an M.B.A. in Finance from Bernard M. Baruch College in New York City, New York.


David N. Dreman has been the portfolio manager of the High Return Equity Fund since its inception in 1988. He is the Chairman of DVM, and was associated with the Fund's former investment adviser. Mr. Dreman is a pioneer of the philosophy of contrarian investing (buying what is out of favor) and a leading proponent of the low P/E investment style. He is a columnist for FORBES and the author of several books on the value style of investing. He received a Bachelor of Commerce from the University of Manitoba, Winnipeg, Manitoba, Canada.


Thomas H. Forester and Steven T. Stokes have been the portfolio co-managers of the Small Cap Value Fund since July 1997. Mr. Forester has lead responsibility for the management of the Fund. He joined Scudder Kemper in May 1997. Prior to joining Scudder Kemper, he served as a senior portfolio manager of an unaffiliated investment management firm from 1995 to 1997. For the three years prior to 1995, he was a portfolio manager for another investment management firm. He received his undergraduate degree at the University of Colorado and an M.B.A. in finance from Northwestern University. He is a chartered financial analyst. Mr. Stokes joined Scudder Kemper in April 1996. Prior to joining Scudder Kemper, he served as a portfolio manager and financial analyst for an unaffiliated investment management firm from 1986 to 1996. Mr. Stokes received a B.S. degree in Finance from State University of New York at New Paltz. He is a chartered financial analyst.


Philip S. Fortuna, James M. Eysenbach and Calvin Young have been the portfolio co-managers of the Small Cap Value Fund II since its inception in May, 1998. Mr. Fortuna joined Scudder Kemper in 1986 and is currently a Managing Director of Scudder Kemper. Mr. Fortuna received a B.S. degree in economics from Carnegie Mellon University in 1978 and an M.B.A. degree from the University of Chicago in 1984. Mr. Eysenbach joined

Scudder Kemper in November 1991 and is a Senior Vice President of Scudder Kemper. Mr. Eysenbach received an A.B. degree with an economics major and a physics minor from Bowdoin College in 1984 and an M.B.A. degree in finance from the Anderson School of Management at UCLA in 1991. Mr. Young joined Scudder Kemper in March 1990 and is a Vice President of Scudder Kemper. Mr. Young received a B.S. degree in electrical engineering/computer science from the University of California at Berkeley in 1984 and an M.B.A. degree from Golden Gate University in 1987.



Each Fund pays Scudder Kemper an investment management fee, payable monthly, at 1/12 of the annual rate of .75% of the first $250 million of its average daily net assets, .72% of average daily net assets between $250 million and $1 billion, .70% of average daily net assets between $1 billion and $2.5 billion,
 .68% of average daily net assets between $2.5 billion and $5 billion, .65% of average daily net assets between $5 billion and $7.5 billion, .64% of average daily net assets between $7.5 billion and $10 billion, .63% of average daily net assets between $10 billion and $12.5 billion and .62% of its average daily net assets over $12.5 billion. To the extent that the management fee paid to Scudder Kemper is .75%, it is higher than that paid by most other mutual funds. Scudder Kemper has agreed to temporarily waive its management fee in the amount of .25% of the average daily net assets of the Small Cap Value Fund II. The actual level of this voluntary waiver shall be in Scudder Kemper's discretion and, upon notice to the Fund, Scudder Kemper may at any time terminate this waiver.


HIGH RETURN EQUITY FUND. As mentioned above, DVM is a sub-adviser for the High Return Equity Fund. Under the terms of the sub-advisory agreement between Scudder Kemper and DVM, DVM manages the investment and reinvestment of the Fund's assets in accordance with the investment objectives, policies and limitations and subject to the supervision of Scudder Kemper and the Board of Directors. DVM was formed in April 1997 and has served as sub-adviser for the Fund since August 1997. DVM is controlled by David N. Dreman. Scudder Kemper pays DVM for its services a sub-advisory fee, payable monthly, at the annual rate of .24% of the first $250 million of the Fund's average daily net assets,
 .23% of the average daily net assets between $250 million and $1 billion, .224% of average daily net assets between $1 billion and $2.5 billion, .218% of average daily net assets between $2.5 billion and $5 billion, .208% of average daily net assets between $5 billion and $7.5 billion, .205% of average daily net assets between $7.5 billion and $10 billion, .202% of average daily net assets between $10 billion and $12.5 billion and .198% of the Fund's average daily net assets over $12 billion. In addition, Scudder Kemper has guaranteed to pay a minimum of $8 million to DVM during each of the calendar years 2000, 2001 and 2002 that DVM serves as sub-adviser.


FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder Kemper, is responsible for determining the daily net asset value per share of each Fund and maintaining all accounting records related thereto. Currently, SFAC receives no fee for its services to the Contrarian, High Return Equity and Small Cap Value Funds; however, subject to Board approval, at some time in the future SFAC may seek payment for its services to those Funds under its agreement with such Funds. SFAC charges a fee for its services to the Small Cap Value Fund II. See "Investment Manager and Underwriter--Fund Accounting Agent" in the Statement of Additional Information for additional information.



PRINCIPAL UNDERWRITER. Pursuant to an underwriting and distribution services agreement ("distribution agreement") with the Funds, Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, a wholly-owned subsidiary of Scudder Kemper, is the principal underwriter and distributor of each Fund's shares and acts as agent of each Fund in the sale of its shares. KDI bears all of its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. KDI provides for the preparation of advertising or sales literature and bears the cost of printing and mailing prospectuses to persons other than shareholders. KDI bears the cost of qualifying and maintaining the qualification of the Funds' shares for sale under the securities laws of the various states and the Funds bear the expense of registering their shares with the Securities and Exchange Commission. KDI may enter into related selling group agreements with various broker-dealers, including affiliates of KDI, that provide distribution services to investors. KDI also may provide some of the distribution services.

CLASS A SHARES. KDI receives no compensation from the Funds as principal underwriter for Class A shares and pays all expenses of distribution of each Fund's Class A shares under the distribution agreement not otherwise paid by dealers or other financial services firms. As indicated under "Purchase of Shares," KDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of each Fund's shares.



CLASS B SHARES. For its services under the distribution agreement, KDI receives a fee from each Fund, payable monthly, at the annual rate of .75% of average daily net assets of such Fund attributable to Class B shares. This fee is accrued daily as an expense of Class B shares. KDI also receives any contingent deferred sales charges received on redemptions of Class B shares. See "Redemption or Repurchase of Shares-Contingent Deferred Sales Charge-Class B Shares." KDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.



CLASS C SHARES. For its services under the distribution agreement, KDI receives a fee from each Fund, payable monthly, at the annual rate of .75% of average daily net assets of such Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. KDI currently advances to firms the first year distribution fee at a rate of .75% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of .75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or a Fund. KDI also receives any contingent deferred sales charges received on redemptions of Class C shares. See "Redemption or Repurchase of Shares--Contingent Deferred Charge--Class C Shares."



RULE 12B-1 PLAN. Since each distribution agreement provides for fees payable as an expense of the Class B shares and the Class C shares that are used by KDI to pay for distribution services for those classes, that agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The table below shows amounts paid in connection with the Contrarian, High Return Equity and Small Cap Value Funds' Rule 12b-1 Plan during the period January 1, 1997 through November 30, 1997.


                                                                 DISTRIBUTION FEES         CONTINGENT DEFERRED
                                 DISTRIBUTION EXPENSES              PAID BY FUND            SALES CHARGE PAID
                                INCURRED BY UNDERWRITER            TO UNDERWRITER             TO UNDERWRITER
                               --------------------------      ----------------------      --------------------
           FUND                  CLASS B         CLASS C        CLASS B       CLASS C      CLASS B      CLASS C
           ----                  -------         -------        -------       -------      -------      -------
Contrarian.................    $ 1,552,000        104,000        353,000       29,000       62,000       2,000
High Return Equity.........    $43,649,000      3,515,000      5,477,000      901,000      817,000      31,000
Small Cap Value............    $14,136,000      1,560,000      1,716,000      392,000      221,000      22,000


If the Rule 12b-1 Plan (the "Plan") is terminated in accordance with its terms, the obligation of a Fund to make payments to KDI pursuant to the Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by KDI in excess of its fees under the Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse KDI for its expenses incurred. (See "Principal Underwriter" for more information.)



ADMINISTRATIVE SERVICES. KDI also provides information and administrative services for shareholders of each Fund pursuant to an administrative services agreement ("administrative agreement"). KDI may enter into related arrangements with various broker-dealer firms and other service or administrative firms ("firms") that provide services and facilities for their customers or clients who are investors in the Funds. Such administrative services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding each Fund and its special features, and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. KDI bears all its expenses of providing services pursuant to the administrative agreement, including the payment of any service fees. For services under the administrative agreement, each Fund pays KDI a fee, payable monthly, at an annual rate of up to .25% of average daily net assets of Class A, B and C shares of each Fund. KDI then pays each firm a service fee, normally payable quarterly, at an annual rate of up to
 .25% of net assets of each class of those accounts in the Fund that it maintains and services. Firms to which service fees may be paid include affiliates of KDI.



CLASS A SHARES. For Class A shares, a firm becomes eligible for the service fee based upon assets in the accounts in the month following the month of purchase and the fee continues until terminated by KDI or a Fund. The fees are calculated monthly and normally paid quarterly.



CLASS B AND CLASS C SHARES. KDI currently advances to firms the first-year service fee at a rate of up to .25% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms a service fee at a rate of up to .25% (calculated monthly and normally paid quarterly) of the net assets attributable to Class B and Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or the Fund.



KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for each Fund. Currently, the administrative services fee payable to KDI is based only upon Fund assets in accounts for which a firm provides administrative services and it is intended that KDI will pay all the administrative services fee that it receives from each Fund to firms in the form of service fees. The effective administrative services fee rate to be charged against all assets of each Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which a firm provides administrative services as well as, with respect to Class A shares, the date when shares representing such assets were purchased. In addition, KDI may, from time to time, from its own resources pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of each Fund.



CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, as custodian, and State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, as sub-custodian, have custody of all securities and cash of the Contrarian, High Return Equity and Small Cap Value Funds. State Street, as custodian, has custody of all securities and cash of the Small Cap Value Fund II. IFTC also is the transfer agent and dividend-paying agent for the Contrarian, High Return Equity and Small Cap Value Funds. Pursuant to a services agreement with IFTC, Kemper Service Company ("KSVC"), an affiliate of Scudder Kemper, serves as "Shareholder Service Agent" of the Contrarian, High Return Equity and Small Cap Value Funds and, as such, performs all of IFTC's duties as transfer agent and dividend-paying agent. KSvC also serves as the transfer agent and dividend-paying agent, as well as the Shareholder Service Agent, of the Small Cap Value Fund II. For a description of transfer agent and shareholder service agent fees, see "Investment Manager and Underwriter" in the Statement of Additional Information.


PORTFOLIO TRANSACTIONS. Scudder Kemper places all orders for purchases and sales of a Fund's securities (except that DVM places all orders for the High Return Equity Fund). Subject to seeking the most favorable net results, they may consider sales of shares of a Fund and of funds managed by Scudder Kemper or its affiliates as a factor in selecting broker-dealers. See "Portfolio Transactions" in the Statement of Additional Information.

DIVIDENDS AND TAXES


DIVIDENDS. The Contrarian and High Return Equity Funds normally distribute quarterly dividends of net investment income, the Small Cap Value Fund and the Small Cap Value Fund II normally distribute annual dividends of net investment income and each Fund distributes any net realized short-term and long-term capital gains at least annually.

Dividends paid by a Fund as to each class of its shares will be calculated in the same manner, at the same time and on the same day. The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of that Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

(1) To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

(2) To receive income and capital gain dividends in cash.

Any dividends of a Fund that are reinvested will normally be reinvested in shares of the same class of that same Fund. However, upon written request to the Shareholder Service Agent, a shareholder may elect to have dividends of a Fund invested in shares of the same class of another Kemper Fund at the net asset value of such class of such other fund. See "Special Features--Class A Shares--Combined Purchases" for a list of such Kemper Funds. To use this privilege of investing dividends of a Fund in shares of another Kemper Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Funds will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund unless the shareholder requests that such policy not be applied to the shareholder's account.


TAXES. The Small Cap Value Fund II intends to qualify and the Contrarian, High Return Equity and Small Cap Value Funds intend to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") and, if so qualified, generally will not be liable for federal income taxes to the extent its earnings are distributed. Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or shares. Long-term capital gain dividends received by individual shareholders are currently taxed at a maximum rate of 20% on gains realized by a Fund from securities held more than 18 months and at a maximum rate of 28% on gains realized by a Fund from securities held more than 12 months but not more than 18 months. Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year declared. A portion of the dividends paid by a Fund may qualify for the dividends received deduction available to corporate shareholders.


A dividend received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends representing gains realized on sales of securities, such dividends would be a return of investment though taxable as stated above.


A sale or exchange of shares is a taxable event that may result in gain or loss that will be a capital gain or loss if held by the shareholder as a capital asset, and may qualify for reduced tax rates applicable to certain capital gains, depending upon the shareholder's holding period for the shares. Further information relating to tax consequences is contained in the Statement of Additional Information. Shareholders of a Fund may be subject to state, local and foreign taxes on Fund distributions and dispositions of fund shares. Shareholders should consult their own tax advisors regarding the particular tax consequences of an investment in a Fund.


Each Fund is required by law to withhold 31% of taxable dividends and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from Individual Retirement Accounts (IRAs) or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult with their tax advisers regarding the 20% withholding requirement.

After each transaction, shareholders will receive a confirmation statement giving complete details of the transaction except that statements will be sent quarterly for transactions involving dividend reinvestment and periodic investment and redemption programs. Information for income tax purposes will be provided after the end of the calendar year. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

When more than one shareholder resides at the same address, certain reports and communications to be delivered to such shareholders may be combined in the same mailing package, and certain duplicate reports and communications may be eliminated. Similarly, account statements to be sent to such shareholders may be combined in the same mailing package or consolidated into a single statement. However, a shareholder may request that the foregoing policies not be applied to the shareholder's account.

NET ASSET VALUE


The net asset value per share of each Fund is the value of one share and is determined separately for each class by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The per share net asset value of the Class B and Class C shares of the Fund will generally be lower than that of the Class A shares of the Fund because of the higher expenses borne by the Class B and Class C shares. The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays:
New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Portfolio securities for which market quotations are readily available are generally valued at market value. All other securities may be valued at fair value as determined in good faith by or under the direction of the Board.


PURCHASE OF SHARES

ALTERNATIVE PURCHASE ARRANGEMENTS. Class A shares of each Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase, and do not convert into another class. When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares.

The primary distinctions among the classes of each Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. These differences are summarized in the table below. See, also, "Summary of Expenses." Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.

                                                   ANNUAL 12B-1 FEES
                                                (AS A % OF AVERAGE DAILY
                     SALES CHARGE                     NET ASSETS)                   OTHER INFORMATION
                     ------------               ------------------------            -----------------
Class      Maximum initial sales charge of           None                   Initial sales charge waived or
  A....    5.75% of the public offering                                     reduced for certain purchases
           price
Class      Maximum contingent deferred sales        0.75%                   Shares convert to Class A shares
  B....    charge of 4% of redemption                                       six years after issuance
           proceeds; declines to zero after
           six years
Class      Contingent deferred sales charge         0.75%                   No conversion feature
  C....    of 1% of redemption proceeds for
           redemptions made during first
           year after purchase

The minimum initial investment for each Fund is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an Individual Retirement Account is $250 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.

Share certificates will not be issued unless requested in writing and may not be available for certain types of account registrations. It is recommended that investors not request share certificates unless needed for a specific purpose. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond worth 2% or more of the certificate value is normally required).

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                                   SALES CHARGE
                                                        ------------------------------------------------------------------
                                                                                                              ALLOWED TO
                                                                                   AS A PERCENTAGE           DEALERS AS A
                                                         AS A PERCENTAGE            OF NET ASSET            PERCENTAGE OF
                                                        OF OFFERING PRICE              VALUE*               OFFERING PRICE
                  AMOUNT OF PURCHASE                    -----------------          ---------------          --------------
Less than $50,000.....................................        5.75%                     6.10%                     5.20%
$50,000 but less than $100,000........................        4.50                      4.71                      4.00
$100,000 but less than $250,000.......................        3.50                      3.63                      3.00
$250,000 but less than $500,000.......................        2.60                      2.67                      2.25
$500,000 but less than $1 million.....................        2.00                      2.04                      1.75
$1 million and over...................................         .00**                     .00**                     ***

---------------
  * Rounded to the nearest one-hundredth percent.
 ** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.
*** Commission is payable by KDI as discussed below.

Each Fund receives the entire net asset value of all its Class A shares sold. KDI, the Funds' principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, KDI may reallow up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Class A shares of a Fund may be purchased at net asset value to the extent that the amount invested represents the net proceeds from a redemption of shares of a mutual fund for which Scudder Kemper or an affiliate does not serve as investment manager ("non-Kemper fund") provided that: (a) the investor has previously paid either an initial sales charge in connection with the purchase of the non-Kemper fund shares redeemed or a contingent deferred sales charge in connection with the redemption of the non-Kemper fund shares, and (b) the purchase of Fund shares is made within 90 days after the date of such redemption. To make such a purchase at net asset value, the investor or the investor's dealer must, at the time of purchase, submit a request that the purchase be processed at net asset value pursuant to this privilege. The redemption of the shares of the non-Kemper fund is, for federal income tax purposes, a sale upon which a gain or loss may be realized. KDI may in its discretion compensate firms for sales of Class A shares under this privilege at a commission rate of .50% of the amount of Class A shares purchased.

Class A shares of a Fund may be purchased at net asset value by: (a) any purchaser provided that the amount invested in such Fund or other Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases" totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features"; or (b) a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees (the "Large Order NAV Purchase Privilege"). Redemption within two years of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Large Order NAV Purchase Privilege."

KDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a Fund at net asset value in accordance with the Large Order NAV Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $5 million, .50% on the next $45 million and .25% on amounts over $50 million. The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer sponsored employee benefit plans using the subaccount recordkeeping system made available through KSvC. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedules, KDI will consider the cumulative amount invested by the purchaser in a Fund and other Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above. The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.


Class A shares of a Fund or any other Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as HOWARD AND AUDREY TABANKIN, ET AL. V. KEMPER SHORT-TERM GLOBAL INCOME FUND, ET. AL., Case No. 93 C 5231 (N.D.IL). This privilege is generally non-transferrable and continues for the lifetime of individual class members and for a ten year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, KDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to .25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by KDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.


Class A shares may be sold at net asset value in any amount to: (a) officers, trustees, directors, employees (including retirees) and sales representatives of a Fund, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families; (b) registered representatives and employees of broker-dealers having selling group agreements with KDI; (c) officers, directors, and employees of service agents of the Funds;
(d) shareholders who owned shares of Kemper Value Series, Inc. ("KVS") on September 8, 1995, and have continuously owned shares of KVS (or a Kemper Fund acquired by exchange of KVS shares) since that date, for themselves or members of their families; and (e) any trust, pension, profit-sharing or other benefit plan for only such persons. Class A shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Funds for their clients pursuant to an agreement with KDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase a Fund's Class A shares at net asset value hereunder. Class A shares may be sold at net asset value in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase a Fund's Class A shares at net asset value through reinvestment programs described in the prospectuses of such trusts that have such programs. Class A shares of a Fund may be sold at net asset value through certain investment advisers registered under the Investment Advisers Act of 1940 and other financial services firms that adhere to certain standards established by KDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program under which such clients pay a fee to the investment advisor or other firm for portfolio management and other services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Funds. The Funds may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.


Class A shares of a Fund may be purchased at net asset value by persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm.

Class A shares of a Fund may be purchased at net asset value in any amount by certain professionals who assist in the promotion of Kemper Funds pursuant to personal services contracts with KDI, for themselves or members of their families. KDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of .50% of the amount of Class A shares purchased.

Class A shares of a Fund may be purchased at net asset value by persons who purchase shares of the Fund through KDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups.

The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under

Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES. Investors choosing the deferred sales charge alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class B Shares."


KDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. KDI is compensated by the Funds for services as distributor and principal underwriter for Class B shares. See "Investment Manager and Underwriter." Class B shares of a Fund will automatically convert to Class A shares of the same Fund six years after issuance on the basis of the relative net asset value per share. The purpose of the conversion feature is to relieve holders of Class B shares from the distribution services fee when they have been outstanding long enough for KDI to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.



PURCHASE OF CLASS C SHARES. The public offering price of the Class C shares of a Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class C shares within one year of purchase. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class C Shares." KDI currently advances to firms the first year distribution fee at a rate of .75% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of .75% of net assets attributable to Class C shares maintained and serviced by the firm. KDI is compensated by each Fund for services as distributor and principal underwriter for Class C shares. See "Investment Manager and Underwriter."



WHICH ARRANGEMENT IS BETTER FOR YOU? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their shares within six years might consider Class C shares. Orders for Class B shares or Class C shares for $500,000 or more will be declined. Orders for Class B shares or Class C shares by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent will be invested instead in Class A shares at net asset value where the combined subaccount value in a Fund or any Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" is in excess of $5 million including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features." For more information about the three sales arrangements, consult your financial representative or the Shareholder Service Agent. Financial services firms may receive different compensation depending upon which class of shares they sell.



GENERAL. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients, and KDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. KDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to a Fund.


KDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of a Fund sold by the firm under the following conditions: (i) the purchased shares are held in a Kemper IRA account, (ii) the shares are purchased as a direct "roll over' of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by KSVC, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by KDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.


In addition to the discounts or commissions described above, KDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash or other compensation, to firms that sell shares of the Funds. Non-cash compensation includes luxury merchandise and trips to luxury resorts. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Funds, or other funds underwritten by KDI.



Orders for the purchase of shares of a Fund will be confirmed at a price based on the net asset value of that Fund next determined after receipt by KDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date"). The Funds reserve the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased. See "Purchase and Redemption of Shares" in the Statement of Additional Information.



Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Funds' shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold the Funds' shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Funds' transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Funds through the Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of KDI, may receive compensation from the Funds through the Shareholder Service Agent for these services. This prospectus should be read in connection with such firms' material regarding their fees and services.



The Funds reserve the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders. Also, from time to time, each Fund may temporarily suspend the offering of shares of any

Fund or class of a Fund to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund normally are permitted to continue to purchase additional shares of such Fund or class and to have dividends reinvested.

Shareholders should direct their inquiries to Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this prospectus.

REDEMPTION OR REPURCHASE OF SHARES


GENERAL. Any shareholder may require a Fund to redeem his or her shares. When shares are held for the account of a shareholder by the Funds' transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Kemper Mutual Funds, Attention: Redemption Department, P.O. Box 419557, Kansas City, Missouri 64141-6557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.



The redemption price for shares of a Fund will be the net asset value per share of that Fund next determined following receipt by the Shareholder Service Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When a Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, EXPRESS-Transfer or Bank Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by a Fund of the purchase amount. The redemption within two years of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge (see "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares"), the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge--Class B Shares" below) and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge--Class C Shares" below).



Because of the high cost of maintaining small accounts, the Funds may assess a quarterly fee of $9 on an account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent.



Shareholders can request the following telephone privileges: expedited wire transfer redemptions and EXPRESS-Transfer transactions (see "Special Features") and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges, unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine.

THE SHAREHOLDER WILL BEAR THE RISK OF LOSS, including loss resulting from fraudulent or unauthorized transactions, so long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.


TELEPHONE REDEMPTIONS. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-621-1048. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Funds reserve the right to terminate or modify this privilege at any time.



REPURCHASES (CONFIRMED REDEMPTIONS). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to KDI, which each Fund has authorized to act as its agent. There is no charge by KDI with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the applicable Fund next determined after receipt of a request by KDI. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of KDI's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.



EXPEDITED WIRE TRANSFER REDEMPTIONS. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares of a Fund can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value of the Fund effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if Scudder Kemper deems it appropriate under then current market conditions. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability described under "General" above. The Funds are not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Funds currently do not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. The Funds reserve the right to terminate or modify this privilege at any time.



CONTINGENT DEFERRED SALES CHARGE--LARGE ORDER NAV PURCHASE PRIVILEGE. A contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and .50% if they are redeemed during the second year following purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under a Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and (f) redemptions of shares whose dealer of record at the time of the investment notifies KDI that the dealer waives the commission applicable to such Large Order NAV Purchase.


CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed excluding amounts not subject to the charge.

                                                                CONTINGENT
                                                                 DEFERRED
                                                                  SALES
             YEAR OF REDEMPTION AFTER PURCHASE                    CHARGE
             ---------------------------------                  ----------
First.......................................................        4%
Second......................................................        3%
Third.......................................................        3%
Fourth......................................................        2%
Fifth.......................................................        2%
Sixth.......................................................        1%


The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (see "Special Features--Systematic Withdrawal Plan" below), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(A)(iv) prior to age 59 1/2 and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in a Fund, (c) redemptions in connection with distributions qualifying under the hardship provisions of the Code and (d) redemptions representing returns of excess contributions to such plans.



CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457; (b) redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under a Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; (f) any participant-directed redemption of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent; and (g) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Kemper Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly.


CONTINGENT DEFERRED SALES CHARGE--GENERAL. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of a Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

The rate of the contingent deferred sales charge under the schedule above is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in May, 1998 will be eligible for the 3% charge if redeemed on or after May 1, 1999. In the event no specific order is requested, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. KDI receives any contingent deferred sales charge directly.

REINVESTMENT PRIVILEGE. A shareholder who has redeemed Class A shares of a Fund or any Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" (other than shares of Kemper Cash Reserves Fund purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of a Fund or of the other listed Kemper Mutual Funds. A shareholder of a Fund or a Kemper Mutual Fund who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares"), Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment, in Class A, Class B or Class C shares, as the case may be, of a Fund or of other Kemper Mutual Funds. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares of a Fund or of the Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases." Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for Kemper Mutual Funds available for sale in the shareholder's state of residence as listed under "Special Features--Exchange Privilege." The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of shares of a Fund, the reinvestment in the same Fund may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinvestment privilege may be terminated or modified at any time.

SPECIAL FEATURES


CLASS A SHARES--COMBINED PURCHASES. Each Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following funds: Kemper Technology Fund, Kemper Total Return Fund, Kemper Growth Fund, Kemper Small Capitalization Equity Fund, Kemper Income and Capital Preservation Fund, Kemper Municipal Bond Fund, Kemper Diversified Income Fund, Kemper High Yield Series, Kemper U.S. Government Securities Fund, Kemper International Fund, Kemper State Tax-Free Income Series, Kemper Adjustable Rate U.S. Government Fund, Kemper Blue Chip Fund, Kemper Global Income Fund, Kemper Target Equity Fund (series are subject to a limited offering period), Kemper Intermediate Municipal Bond Fund, Kemper Cash Reserves Fund (available only upon exchange or conversion from Class A shares of another Kemper Mutual Fund), Kemper U.S. Mortgage Fund, Kemper Short-Intermediate Government Fund, Kemper Value Series, Inc., Kemper Value Plus Growth Fund, Kemper Quantitative Equity Fund, Kemper Horizon Fund, Kemper Europe Fund, Kemper Asian Growth Fund, Kemper Aggressive Growth Fund, Kemper Global/International Series, Inc., and Kemper Securities Trust ("Kemper Mutual Funds"). Except as noted below, there is no combined purchase credit for direct purchases of shares of Zurich Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund or Investors Cash Trust ("Money Market Funds"), which are not considered "Kemper Mutual Funds" for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) Money Market Funds as "Kemper Mutual Funds", (b) all classes of shares of any Kemper Mutual Fund and (c) the value of any other plan investment, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.


CLASS A SHARES--LETTER OF INTENT. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Kemper Mutual Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by KDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Kemper Mutual Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares are included in this privilege.

CLASS A SHARES--CUMULATIVE DISCOUNT. Class A shares of a Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of a Fund being purchased, the value of all Class A shares of the above mentioned Kemper Mutual Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

CLASS A SHARES--AVAILABILITY OF QUANTITY DISCOUNTS. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or KDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

EXCHANGE PRIVILEGE. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of Kemper Mutual Funds in accordance with the provisions below.

CLASS A SHARES. Class A shares of the Kemper Mutual Funds and shares of the Money Market Funds listed under "Special Features--Class A Shares--Combined Purchases" above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and Kemper Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Kemper Target Equity Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with KDI.

Class A shares of a Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of any Kemper Mutual Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of the contingent deferred sales charge.

CLASS B SHARES. Class B shares of a Fund and Class B shares of any Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For purposes of the contingent deferred sales charge that may be imposed upon the redemption of the shares received on exchange, amounts exchanged retain their original cost and purchase date.


CLASS C SHARES. Class C shares of a Fund and Class C shares of any Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For purposes of determining the contingent deferred sales charge that may be imposed upon the redemption of the shares received on exchange, amounts exchanged retain their original cost and purchase date.


GENERAL. Shares of a Kemper Mutual Fund with a value in excess of $1,000,000 (except Kemper Cash Reserves Fund) acquired by exchange from another Kemper Mutual Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15 Day Hold Policy"). For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, direction or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Kemper Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or KDI. Exchanges may be accomplished by a written request to KSVC, Attention: Exchange Department, P.O. Box 419557, Kansas City, Missouri 64141-6557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048, subject to the limitations on liability under "Redemption or Repurchase of Shares--General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for Kemper Funds that are eligible for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale only in certain states. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

SYSTEMATIC EXCHANGE PRIVILEGE. The owner of $1,000 or more of any class of the shares of a Fund, a Kemper Mutual Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($100 minimum) of such shares for shares of the same class of another Kemper Fund. If selected, exchanges will be made automatically until the privilege is terminated by the shareholder or the other Kemper Fund. Exchanges are subject to the terms and conditions described above under "Exchange Privilege," except that the $1,000 minimum investment requirement for the Kemper Fund acquired on exchange is not applicable. This privilege may not be used for the exchange of shares held in certificated form.


EXPRESS-TRANSFER. EXPRESS-Transfer permits the transfer of money via the Automated Clearing House System (minimum $100 and maximum $50,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in a Fund. Shareholders can also redeem shares (minimum $100 and maximum $50,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. By enrolling in EXPRESS-Transfer, the shareholder authorizes the Shareholder Service Agent to rely upon telephone instructions from ANY PERSON to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Redemption or Repurchase of Shares--General." Once enrolled in EXPRESS-Transfer, a shareholder can initiate a transaction by calling Kemper Shareholder Services toll free at 1-800-621-1048 Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to KSVC, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable time to act upon the request. EXPRESS-Transfer cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts ("IRAs").



BANK DIRECT DEPOSIT. A shareholder may purchase additional shares of a Fund through an automatic investment program. With the Bank Direct Deposit Purchase Plan ("Bank Direct Deposit"), investments are made automatically (minimum $50 and maximum $50,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Bank Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Shareholder Service Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to KSVC, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. The Funds may terminate or modify this privilege at any time.



PAYROLL DIRECT DEPOSIT AND GOVERNMENT DIRECT DEPOSIT. A shareholder may invest in a Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in a Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.


SYSTEMATIC WITHDRAWAL PLAN. The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount up to $50,000 to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $100. The maximum annual rate at which Class B shares (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in the first year following the purchase) may be redeemed under a systematic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.


The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals. KDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to a systematic withdrawal plan. The right is reserved to amend the systematic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or the Funds.


TAX-SHELTERED RETIREMENT PLANS. The Shareholder Service Agent provides retirement plan services and documents and KDI can establish investor accounts in any of the following types of retirement plans:


- Traditional, Roth and Education Individual Retirement Accounts ("IRAs") with IFTC as custodian. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE") IRA accounts and Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.


- 403(b)(7) Custodial Accounts with IFTC as custodian. This type of plan is available to employees of most non-profit organizations.

- Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, SIMPLE 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans with IFTC as custodian describe the current fees payable to IFTC for its services as custodian. Investors should consult with their own tax advisers before establishing a retirement plan.

PERFORMANCE


A Fund may advertise several types of performance information for a class of shares, including "average annual total return" and "total return." Performance information will be computed separately for Class A, Class B and Class C shares. Each of these figures is based upon historical results and is not representative of the future performance of any class of the Funds.


Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund's portfolio for the period referenced, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Fund during a specified period. Average annual total return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Fund for performance purposes). Average annual total return figures represent the average annual percentage change over the period in question. Total return figures represent the aggregate percentage or dollar value change over the period in question.

A Fund's performance may be compared to that of the Consumer Price Index or various unmanaged equity indexes including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Standard & Poor's/Barra Value Index, the Russell 1000 Value Index and the Russell 2000 Value Index. The performance of a Fund may also be compared to the combined performance of two indexes. The performance of a Fund may also be compared to the performance of other mutual funds or mutual fund indexes with similar objectives and policies as reported by independent mutual fund reporting services such as Lipper Analytical Services, Inc. ("Lipper"). Lipper performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges.

Information may be quoted from publications such as MORNINGSTAR, INC., THE WALL STREET JOURNAL, MONEY MAGAZINE, FORBES, BARRON'S, FORTUNE, THE CHICAGO TRIBUNE, USA TODAY, INSTITUTIONAL INVESTOR and REGISTERED REPRESENTATIVE. Also, investors may want to compare the historical returns of various investments, performance indexes of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit, money market funds and U.S. Treasury obligations. Bank product performance may be based upon, among other things, the BANK RATE MONITOR National Index(TM) or various certificate of deposit indexes. Money market fund performance may be based upon, among other things, the IBC Financial Data, Inc.'s Money Fund Report(R) or Money Market Insight(R), reporting services on money market funds. Performance of U.S. Treasury obligations may be based upon, among other things, various U.S. Treasury bill indexes. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.

A Fund may depict the historical performance of the securities in which a Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. A Fund may also describe its portfolio holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund. A Fund may also discuss the relative performance of growth stocks versus value stocks.

Each Fund's Class A shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. While the maximum sales charge is normally reflected in the Fund's Class A performance figures, certain total return calculations may not include such charge and those results would be reduced if it were included. Class B shares and Class C shares are sold at net asset value. Redemptions of Class B shares within the first six years after purchase may be subject to a contingent deferred sales charge that ranges from 4% during the first year to 0% after six years. Redemption of the Class C shares within the first year after purchase may be subject to a 1% contingent deferred sales charge. Average annual total return figures do, and total return figures may, include the effect of the contingent deferred sales charge for the Class B shares and Class C shares that may be imposed at the end of the period in question. Performance figures for the Class B shares and Class C shares not including the effect of the applicable contingent deferred sales charge would be reduced if it were included.


Each Fund's returns and net asset value will fluctuate. Shares of a Fund are redeemable by an investor at the then current net asset value, which may be more or less than original cost. Redemption of Class B shares and Class C shares may be subject to a contingent deferred sales charge as described above. Additional information concerning each Fund's performance appears in the Statement of Additional Information. Additional information about each Fund's performance also appears in its Annual Report to Shareholders, which is available without charge from the applicable Fund.


CAPITAL STRUCTURE


The Contrarian, High Return Equity and Small Cap Value Funds are each a series of Kemper Value Series, Inc. ("KVS"). KVS was organized as a Maryland corporation in October, 1987 and has an authorized capitalization of 3,000,000,000 shares of $.01 par value common stock. In March, 1998, KVS changed its name from Kemper Value Fund, Inc. to Kemper Value Series, Inc. and in July, 1997, KVS changed its name from Kemper-Dreman Fund, Inc. to Kemper Value Fund, Inc. In September, 1995, KVS changed its name from Dreman Mutual Group, Inc. to Kemper-Dreman Fund, Inc. The Small Cap Value Fund II is a series of Kemper Securities Trust (the "Trust"). The Trust was organized as a business trust under the laws of Massachusetts on October 2, 1997. The Trust may issue an unlimited number of shares of beneficial interest in one or more series, all having a par value of $.01, which may be divided by the Board of Trustees into classes of shares. Since KVS and the Trust may offer multiple funds, each is known as a "series company." Currently, KVS offers four classes of shares of each Fund. These are Class A, Class B and Class C shares, as well as Class I shares, which have different expenses, that may affect performance, and are available for purchase exclusively by the following investors: (a) tax-exempt retirement plans of Scudder Kemper and its affiliates; and (b) the following investment advisory clients of Scudder Kemper and its investment advisory affiliates that invest at least $1 million in a Fund: (1) unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); (2) unaffiliated banks and insurance companies purchasing for their own accounts; and (3) endowment funds of unaffiliated non-profit organizations. Currently, the Trust offers three classes of shares of the Small Cap Value Fund II--Class A, Class B and Class C shares. The Board may authorize the issuance of additional classes and additional Funds if deemed desirable, each with its own investment objectives, policies and restrictions. Shares of a Fund have equal noncumulative voting rights except that Class B and Class C shares have separate and exclusive voting rights with respect to the Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation of such Fund subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of the Fund. Shares of each Fund are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Board of Directors of KVS and the Board of Trustees of the Trust may, to the extent permitted by applicable law, have the right at any time to redeem from any shareholder, or from all shareholders, all or any part of any series or class, or of all series or classes, of the shares of KVS and the Trust.



The Funds are not required to hold annual shareholder meetings and do not intend to do so. However, they will hold special meetings as required or deemed desirable for such purposes as electing Board members, changing fundamental policies or approving an investment management agreement. KVS will call a meeting of shareholders, if requested to do so by the holders of at least 10% of KVS's outstanding shares. In the case of a meeting called to consider removal of a Board member or Board members, KVS or the Trust will assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940. If shares of more than one Fund are outstanding, shareholders will vote by Fund and not in the aggregate or by class except when voting in the aggregate is required under the Investment Company Act of 1940, such as for the election of Board members, or when voting by class is appropriate.

                                                                   May 6, 1998

                                         PROSPECTUS

                                                          KEMPER EQUITY FUNDS/
                                                                   VALUE STYLE




                                                        Kemper Contrarian Fund

                                         Kemper-Dreman High Return Equity Fund

                                                   Kemper Small Cap Value Fund

                                                Kemper Small Cap Value Fund II






   Principal Underwriter
   Kemper Distributors, Inc.
   222 South Riverside Plaza   Chicago, IL  60606-5808
   www.kemper.com   E-mail info@kemper.com
   Tel (800) 621-1048




[KEMPER FUNDS LOGO]                                         [KEMPER FUNDS LOGO]


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                            KEMPER SECURITIES TRUST


                         KEMPER SMALL CAP VALUE FUND II


                             CROSS-REFERENCE SHEET

                     ITEMS REQUIRED
                      BY FORM N-1A                                       LOCATION
                     --------------                                      --------
                         PART B                             STATEMENT OF ADDITIONAL INFORMATION
Item 10.  Cover Page...........................    Cover Page
Item 11.  Table of Contents....................    Table of Contents
Item 12.  General Information and History......    Cover Page
Item 13.  Investment Objectives and Policies...    Investment Restrictions; Investment Policies and
                                                   Techniques
Item 14.  Management of the Fund...............    Investment Manager and Underwriter; Officers and
                                                   Directors
Item 15.  Control Persons and Principal Holders
          of Securities........................    Officers and Directors--Principal Holders of
                                                   Securities
Item 16.  Investment Advisory and Other
          Services.............................    Investment Manager and Underwriter; Distribution and
                                                   Servicing Arrangements
Item 17.  Brokerage Allocation and Other
          Practices............................    Portfolio Transactions
Item 18.  Capital Stock and Other Securities...    Dividends and Taxes; Shareholders Rights
Item 19.  Purchase, Redemption and Price of
          Securities Being Offered.............    Purchase and Redemption of Shares
Item 20.  Tax Status...........................    Dividends and Taxes
Item 21.  Underwriters.........................    Investment Manager and Underwriter
Item 22.  Calculation of Performance Data......    Performance
Item 23.  Financial Statements.................    Financial Statements

                      STATEMENT OF ADDITIONAL INFORMATION


                                  MAY 6, 1998


                   KEMPER CONTRARIAN FUND ("CONTRARIAN FUND")
       KEMPER-DREMAN HIGH RETURN EQUITY FUND ("HIGH RETURN EQUITY FUND")
              KEMPER SMALL CAP VALUE FUND ("SMALL CAP VALUE FUND")

           KEMPER SMALL CAP VALUE FUND II ("SMALL CAP VALUE FUND II")


               222 SOUTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606
                                 1-800-621-1048


This Statement of Additional Information is not a prospectus. It is the Statement of Additional Information for each of the funds (the "Funds") listed above. It should be read in conjunction with the prospectus of the Funds dated May 6, 1998. The prospectus may be obtained without charge from the Funds by calling the number listed above or the firm from which the prospectus was obtained.


                               ------------------

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Investment Restrictions.....................................  B-1
Investment Policies and Techniques..........................  B-2
Portfolio Transactions......................................  B-6
Investment Manager and Underwriter..........................  B-8
Purchase and Redemption of Shares...........................  B-14
Net Asset Value.............................................  B-15
Dividends and Taxes.........................................  B-16
Performance.................................................  B-18
Officers and Board Members..................................  B-23
Shareholder Rights..........................................  B-29
Small Cap Value Fund II -- Report of Independent Auditors
  (April   , 1998)..........................................  B-30
Small Cap Value Fund II -- Statement of Net Assets
  (April   , 1998)..........................................  B-31



The financial statements appearing in the Contrarian, High Return Equity and Small Cap Value Funds' 1997 Annual Report to Shareholders are incorporated herein by reference. The Annual Report for each of those Funds accompanies this document.



DRE-13 (5/98)                                    [LOGO]printed on recycled paper

INVESTMENT RESTRICTIONS

Each Fund has adopted certain fundamental investment restrictions which cannot be changed without approval of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

A FUND MAY NOT, AS A FUNDAMENTAL POLICY:

(1) Purchase securities of any one issuer other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities collectively ("U.S. Government Securities") if immediately thereafter more than 5% of its total assets would be invested in the securities of any one issuer, or purchase more than 10% of an issuer's outstanding securities, except that up to 25% of each Fund's total assets may be invested without regard to these limitations.


(2) For the Contrarian, High Return Equity and Small Cap Value Funds, borrow money or issue senior securities, except that each Fund may borrow from banks for temporary purposes in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing in amounts not in excess of the lesser of the amount borrowed or 10% of the value of its total assets at the time of such borrowing; provided that the Funds may enter into futures contracts and related options as described in the prospectus. Optioned securities are not considered to be pledged for purposes of this limitation.



(3) For the Small Cap Value Fund II, borrow money or issue senior securities, except that the Fund may borrow from banks for temporary purposes in amounts not in excess of one-third (1/3) of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing or in connection with options and futures contracts.



(4) Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of issuers conducting their principal activities in the same industry.



(5) For the Contrarian, High Return Equity and Small Cap Value Funds, invest more than 10% of the value of its net assets in illiquid securities, including restricted securities and repurchase agreements with remaining maturities in excess of seven days, and other securities for which market quotations are not readily available.



(6) Make loans, except that each Fund may lend securities it owns as described herein and enter into repurchase agreements pursuant to its investment objective and policies.



(7) Purchase securities on margin or make short sales of securities, provided that the Funds may enter into futures contracts and related options and make initial and variation margin deposits in connection therewith.



(8) Purchase or sell commodities or commodity contracts, except futures contracts and options thereon as stated in the prospectus, or, for the Contrarian, High Return Equity and Small Cap Value Funds only, invest in oil, gas or mineral exploration or development programs, or in real estate or mortgage loans provided that the Funds may, to the extent appropriate to their investment objectives, purchase publicly traded securities of companies engaging in whole or in part in such activities.



(9) Engage in the business of underwriting securities issued by others, except that each Fund may acquire securities which are subject to restrictions on disposition ("restricted securities") within the meaning of the Securities Act of 1933.

THE FUNDS MAY NOT, AS A NON-FUNDAMENTAL POLICY:

(1) Invest for the purpose of exercising control over management of any company.

(2) Invest its assets in securities of any investment company, except by open market purchases, including an ordinary broker's commission, or in connection with a merger, acquisition of assets, consolidation or reorganization, and any investments in the securities of other investment companies will be in compliance with the Investment Company Act of 1940.


THE SMALL CAP VALUE FUND II MAY NOT, AS A NON-FUNDAMENTAL POLICY:



Invest more than 15% of the value of its net assets in illiquid securities.



If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.


INVESTMENT POLICIES AND TECHNIQUES

GENERAL. Each Fund may engage in options and financial futures and other derivatives transactions in accordance with its respective investment objectives and policies. Each such Fund intends to engage in such transactions if it appears to the investment manager to be advantageous to do so in order to pursue its investment objective and also to hedge against the effects of market risks but not for speculative purposes. The use of futures and options, and possible benefits and attendant risks, are discussed below along with information concerning other investment policies and techniques.


OPTIONS ON SECURITIES. A Fund may write (sell) "covered" call options on securities as long as it owns the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain for the term of the option a segregated account consisting of cash or other liquid securities ("eligible securities") to the extent required by applicable regulation in connection with the optioned securities. A Fund (other than the Contrarian Fund) may write "covered" put options provided that, as long as the Fund is obligated as a writer of a put option, the Fund will own an option to sell the underlying securities subject to the option, having an exercise price equal to or greater than the exercise price of the "covered" option, or it will deposit and maintain in a segregated account eligible securities having a value equal to or greater than the exercise price of the option. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during or at the end of the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during or at the end of the option period. The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand and interest rates. The Funds may write, and the Small Cap Value Fund II may also purchase, spread options, which are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security that is used as a bench mark. The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows the Small Cap Value Fund II to protect capital gains in an appreciated security it owns, without being required to actually sell that security. At times the Small Cap Value Fund II would like to establish a position in a security upon which call options are available. By purchasing a call option, the Fund is able to fix the cost of acquiring the security, this being the cost of the downturn in the market, because the Fund is only at risk for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.

During the option period the covered call writer gives up the potential for capital appreciation above the exercise price should the underlying security rise in value, and the secured put writer retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being "called away." For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer. If a covered call option expires unexercised, the writer realizes a gain in the amount of the premium received. If the covered call option writer has to sell the underlying security because of the exercise of a call option, it realizes a gain or loss from the sale of the underlying security, with the proceeds being increased by the amount of the premium.

If a secured put option expires unexercised, the writer realizes a gain from the amount of the premium. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option. However, this would be offset in whole or in part by gain from the premium received.


OVER-THE-COUNTER OPTIONS. As indicated in the prospectus (see "Investment Objectives, Policies and Risk Factors"), the Small Cap Value Fund II may deal in over-the-counter traded options ("OTC options"). OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.



Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the investment manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO"). The staff of the Securities and Exchange Commission (the "SEC") currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing in illiquid securities.



OPTIONS ON SECURITIES INDICES. Each Fund may write call options on securities indices, and each Fund other than the Contrarian Fund may write put options on securities indices, and the Small Cap Value Fund II may purchase call and put options on securities indices, in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that the Fund owns or intends to purchase will probably not correlate perfectly with movements in the level of an index since the prices of such securities may be affected by somewhat different factors and, therefore, the Fund bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

When a Fund writes an option on a securities index, it will segregate, and mark-to-market, eligible securities to the extent required by applicable regulation. In addition, where the Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.


A Fund may also deal in options on other appropriate indices as available. Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by the Small Cap Value Fund II may expire worthless, in which case the Fund would lose the premium paid therefor.


FINANCIAL FUTURES CONTRACTS. The Funds may enter into financial futures contracts for the future delivery of a financial instrument, such as a security or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in market conditions which otherwise might affect adversely the value of securities or other assets which the Fund holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index at a specified price during a specified delivery period. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written.

Although some futures contracts by their terms call for the actual delivery or acquisition of securities or other assets, in most cases a party will close out the contractual commitment before delivery of the underlying assets by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying securities or other assets. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. A Fund will incur brokerage fees when it purchases or sells contracts, and will be required to maintain margin deposits. At the time a Fund enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities, called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce a Fund's return. Futures contracts entail risks. If the investment manager's judgment about the general direction of markets is wrong, the overall performance may be poorer than if no such contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio assets being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the assets and futures markets could result. Price distortions could also result if investors in futures contracts decide to make or take delivery of underlying securities or other assets rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, the margin requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities or other assets and movements in the prices of futures contracts, a correct forecast of market trends by the investment manager may still not result in a successful hedging transaction. If any of these events should occur, the Fund could lose money on the financial futures contracts and also on the value of its portfolio assets.


OPTIONS ON FINANCIAL FUTURES CONTRACTS. Each Fund may write call options on financial futures contracts; each Fund other than the Contrarian Fund may write put options on financial futures contracts; and the Small Cap Value Fund II may purchase call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. A Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. A Fund will establish segregated accounts or will provide cover with respect to written options on financial futures contracts in a manner similar to that described under "Options on Securities." Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by the Small Cap Value Fund II may expire worthless, in which case the Fund would lose the premium paid therefor.



LENDING PORTFOLIO SECURITIES. A Fund may lend its portfolio securities to brokers, dealers and institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its securities, a portfolio can increase its income by the receipt of interest on the loan. Any gain or loss in the market value of the securities loaned that might occur during the term of the loan would accrue to the Fund. Securities' loans will be made on terms which require that (a) the borrower pledge and maintain (on a daily basis) with the Fund collateral consisting of cash, a letter of credit or United States Government securities having a value at all times not less than 100% of the value of the securities loaned, (b) the loan can be terminated by the Fund at any time, (c) the Fund receives reasonable interest on the loan which may include the Fund's investing any cash collateral in interest bearing short-term investments), and (d) any distributions on the loaned securities must be paid to the Fund. The Fund will not lend its securities if, as a result, the aggregate of such loans exceeds 33% of the value of the Fund's total assets. Loan arrangements made by a Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the credit worthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors or Board of Trustees, as applicable. While voting rights may pass with the loaned securities, if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Each Fund does not intend to lend any of its securities if as a result more than 5% of the net assets of the Fund would be on loan.



REGULATORY RESTRICTIONS. To the extent required to comply with applicable regulation, when purchasing a futures contract or writing a put option, a Fund will maintain eligible securities in a segregated account. A Fund will use cover in connection with selling a futures contract.


A Fund will not engage in transactions in financial futures contracts or options thereon for speculation, but only in an attempt to hedge against changes in interest rates or market conditions affecting the value of securities that the Fund holds or intends to purchase.

PORTFOLIO TRANSACTIONS

SCUDDER KEMPER

Allocation of brokerage is supervised by Scudder Kemper Investments, Inc. ("Scudder Kemper").

The primary objective of Scudder Kemper in placing orders for the purchase and sale of securities for a Fund's portfolio is to obtain the most favorable net results taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. Scudder Kemper seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through its familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. Scudder Kemper reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.


When it can be done consistently with the policy of obtaining the most favorable net results, it is Scudder Kemper's practice to place such orders with broker/dealers who supply research, market and statistical information to a Fund. The term "research, market and statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Scudder Kemper is authorized when placing portfolio transactions for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of the receipt of research, market or statistical information. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.


In selecting among firms believed to meet the criteria for handling a particular transaction, Scudder Kemper may give consideration to those firms that have sold or are selling shares of a Fund managed by Scudder Kemper.

To the maximum extent feasible, it is expected that Scudder Kemper will place orders for portfolio transactions through Scudder Investor Services, Inc. ("SIS"), a corporation registered as a broker-dealer and a subsidiary of Scudder Kemper. SIS will place orders on behalf of the Funds with issuers, underwriters or other brokers and dealers. SIS will not receive any commission, fee or other remuneration from the Funds for this service.

Although certain research, market and statistical information from broker/dealers may be useful to a Fund and to Scudder Kemper, it is the opinion of Scudder Kemper that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by Scudder Kemper's staff. Such information may be useful to Scudder Kemper in providing services to clients other than the Funds and not all such information is used by Scudder Kemper in connection with the Funds. Conversely, such information provided to Scudder Kemper by broker/dealers through whom other clients of Scudder Kemper effect securities transactions may be useful to Scudder Kemper in providing services to a Fund.


The Board members for a Fund review from time to time whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by a Fund on portfolio transactions is legally permissible and advisable.


Each Fund's average portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. A higher rate involves greater brokerage transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for a Fund's portfolio whenever necessary, in management's opinion, to meet a Fund's objective.

DVM

Under the sub-advisory agreement between Scudder Kemper and Dreman Value Management, L.L.C. ("DVM"), DVM places all orders for purchases and sales of the High Return Equity Fund's securities. At times investment decisions may be made to purchase or sell the same investment securities of the Fund and for one or more of the other clients managed by DVM. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security through the same trading facility, the transactions are allocated as to amount and price in a manner considered equitable to each. Position limits imposed by national securities exchanges may restrict the number of options the Fund will be able to write on a particular security.

The above mentioned factors may have a detrimental effect on the quantities or prices of securities, options or future contracts available to the Fund. On the other hand, the ability of the Fund to participate in volume transactions may produce better executions for the Fund in some cases. The Board of Directors believes that the benefits of DVM's organization outweigh any limitations that may arise from simultaneous transactions or position limitations.

DVM, in effecting purchases and sale of portfolio securities for the account of the Fund, will implement the Fund's policy of seeking best execution of orders. DVM may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, financial responsibility, responsiveness, clearance procedures, wire service quotations and statistical and other research information provided to the Fund and DVM. Subject to seeking best execution of an order, brokerage is allocated on the basis of all services provided. Any research benefits derived are available for all clients of DVM. In selecting among firms believed to meet the criteria for handling a particular transaction, DVM may give consideration to those firms that have sold or are selling shares of the Fund and of other funds managed by Scudder Kemper and its affiliates, as well as to those firms that provide market, statistical and other research information to the Fund and DVM, although DVM is not authorized to pay higher commissions to firms that provide such services, except as described below.


DVM may in certain instances be permitted to pay higher brokerage commissions solely for receipt of market, statistical and other research services as defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and research or analytical computer software and services. Where products or services have a "mixed use," a good faith effort is made to make a reasonable allocation of the cost of products or services in accordance with the anticipated research and non-research uses and the cost attributable to non-research use is paid by DVM in cash. Subject to Section 28(e) and procedures adopted by the Board of Directors, the Fund could pay a firm that provides research services commissions for effecting a securities transaction for the Fund in excess of the amount other firms would have charged for the transaction if DVM determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing firm viewed in terms either of a particular transaction or DVM's overall responsibilities to the Fund and other clients. Not all of such research services may be useful or of value in advising the Fund. Research benefits will be available for all clients of DVM. The sub-advisory fee paid by Scudder Kemper to DVM is not reduced because these research services are received.

BROKERAGE COMMISSIONS


The table below shows total brokerage commissions paid by the Contrarian, High Return Equity and Small Cap Value Funds for the last three fiscal periods and for the most recent fiscal period, the percentage thereof that was allocated to firms based upon research information provided.


                                                                 ALLOCATED TO FIRMS
                                                                      BASED ON
                                                                    RESEARCH IN
                      FUND                        FISCAL 1997*      FISCAL 1997       FISCAL 1996   FISCAL 1995
                      ----                        ------------   ------------------   -----------   -----------
Contrarian Fund.................................   $  243,000           59%            $157,000       $15,000
High Return Equity Fund.........................   $1,432,000           25%            $489,000       $40,000
Small Cap Value Fund............................   $1,339,000           74%            $365,000       $58,000

* January 1, 1997 -- November 30, 1997.


The increase in the dollar amount of brokerage commissions paid by the Funds during the 1997 and 1996 fiscal years was primarily due to the increase in the amount of assets under management of each Fund.


INVESTMENT MANAGER AND UNDERWRITER


INVESTMENT MANAGER. Scudder Kemper, 345 Park Avenue, New York, New York, is the investment manager of each Fund. Scudder Kemper is approximately 70% owned by Zurich Insurance Company, a leading internationally recognized provider of insurance and financial services in property/casualty and life insurance, reinsurance and structured financial solutions as well as asset management. The balance of Scudder Kemper is owned by Scudder Kemper's officers and employees. Pursuant to an investment management agreement, Scudder Kemper acts as the investment adviser of each Fund, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services, and permits any of its officers or employees to serve without compensation as Board members or officers of the Funds if elected to such positions. The investment management agreement provides that each Fund pays the charges and expenses of its operations, including the fees and expenses of the directors (except those who are affiliates of Scudder Kemper or its affiliates), independent auditors, counsel, custodian and transfer agent and the cost of share certificates, reports and notices to shareholders, brokerage commissions or transaction costs, costs of calculating net asset value and maintaining all accounting records related thereto, taxes and membership dues. Each Fund bears the expenses of registration of its shares with the SEC, while Kemper Distributors, Inc. ("KDI"), as principal underwriter, pays the cost of qualifying and maintaining the qualification of each Fund's shares for sale under the securities laws of the various states.


The investment management agreement provides that Scudder Kemper shall not be liable for any error of judgment or of law, or for any loss suffered by a Fund in connection with the matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Scudder Kemper in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.


Each Fund's investment management agreement continues in effect from year to year so long as its continuation is approved at least annually by (a) a majority of the Board members who are not parties to such agreement or interested persons of any such party except in their capacity as Board members of the Fund, and (b) by the shareholders or the Board of the Fund. The investment management agreement may be terminated at any time upon 60 days notice by either party, or by a majority vote of the outstanding shares of each Fund for that Fund, and will terminate automatically upon assignment.


Pursuant to the terms of an agreement, Scudder, Stevens & Clark, Inc. ("Scudder"), and Zurich Insurance Company ("Zurich"), formed a new global investment organization by combining Scudder with Zurich Kemper Investments, Inc. ("ZKI"), a former subsidiary of Zurich and the parent of the former investment manager to the Contrarian, High Return Equity and Small Cap Value Funds and Scudder changed its name to Scudder Kemper Investments, Inc. As a result of the transaction, Zurich owns approximately 70% of Scudder Kemper, with the balance owned by Scudder Kemper's officers and employees.



Because the transaction between Scudder and Zurich resulted in the assignment of the Contrarian, High Return Equity and Small Cap Value Funds' investment management agreements with Zurich Kemper Value Advisors, Inc. ("ZKVA"), a subsidiary of ZKI, the agreements were deemed to be automatically terminated upon consummation of the transaction. In anticipation of the transaction, however, new investment management agreements between those Funds and Scudder Kemper were approved by the Funds' Board of Directors and shareholders. The new investment management agreements were effective as of December 31, 1997 and will be in effect for an initial term ending on the same date as would the previous investment management agreement with ZKVA.



The Contrarian, High Return Equity and Small Cap Value Funds' investment management agreements are on substantially similar terms as the investment management agreements terminated by the transaction, except that Scudder Kemper is the new investment adviser to the Funds.



The current investment management fee rates paid by the Funds are in the prospectus under "Investment Manager and Underwriter." From August 24, 1995 through November 30, 1997, the Contrarian, High Return Equity and Small Cap
Value Funds paid the former adviser an investment management fee calculated at the same annual rate as that currently paid by the Funds. Prior to August 24, 1995, the Contrarian, High Return Equity and Small Cap Value Funds paid a second former adviser an investment management fee calculated at the annual rate of 1.00% of average daily net assets of the Fund up to $1 billion in net assets and
 .75% thereafter. The table below shows the total investment management fees paid by the Contrarian, High Return Equity and Small Cap Value Funds for the last three fiscal periods.


                            FUND                                FISCAL 1997*    FISCAL 1996    FISCAL 1995
                            ----                                ------------    -----------    -----------
Contrarian Fund.............................................    $   903,000     $  400,000      $119,000
High Return Equity Fund.....................................    $12,084,000     $2,430,000      $369,000
Small Cap Value Fund........................................    $ 5,160,000     $  943,000      $ 90,000

---------------
*January 1, 1997 -- November 30, 1997.


Scudder Kemper has agreed to temporarily waive a portion of its management fee for the Small Cap Value Fund II to the extent described in the prospectus. See "Investment Manager and Underwriter" in the prospectus.


HIGH RETURN EQUITY FUND SUB-ADVISER. Dreman Value Management, L.L.C. ("DVM"), Three Harding Road, Red Bank, New Jersey 07701, is the sub-adviser for the High Return Equity Fund. DVM is controlled by David N. Dreman. DVM serves as sub-adviser pursuant to the terms of a Sub-Advisory Agreement between it and Scudder Kemper.

Under the terms of the Sub-Advisory Agreement, DVM manages the investment and reinvestment of the High Return Equity Fund's portfolio and will provide such investment advice, research and assistance as Scudder Kemper may, from time to time, reasonably request. The current sub-advisory fee rates paid by Scudder Kemper to DVM are in the prospectus under "Investment Manager and Underwriter."

The Sub-Advisory Agreement provides that DVM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DVM in the performance of its duties or from reckless disregard by DVM of its obligations and duties under the Sub-Advisory Agreement.

The Sub-Advisory Agreement remains in effect until December 31, 2002 unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the Sub-Advisory Agreement shall continue in effect through December 31, 2002 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of the Fund, and (b) by the shareholders or the Board of Directors of the Fund. The Sub-Advisory Agreement may be terminated at any time upon 60 days' notice by Scudder Kemper or by the Board of Directors of the Fund or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund's investment management agreement. DVM may not terminate the Sub-Advisory Agreement prior to July 30, 2000. Thereafter, DVM may terminate the Sub-Advisory Agreement upon 90 days' notice to Scudder Kemper.



FUND ACCOUNTING AGENT. Scudder Fund Accounting Corp. ("SFAC"), a subsidiary of Scudder Kemper, is responsible for determining the daily net asset value per share of the Funds and maintaining all accounting records related thereto. Currently, SFAC receives no fee for its services to the Contrarian, High Return Equity and Small Cap Value Funds; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services to those Funds under this agreement. The Small Cap Value Fund II pays SFAC an annual fee equal to
 .025% of the first $150 million of average daily net assets, .0075% of the next $850 million of such assets and .0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service.



PRINCIPAL UNDERWRITER. Pursuant to an underwriting and distribution services agreement ("distribution agreement") with each Fund, Kemper Distributors, Inc. ("KDI"), an affiliate of Scudder Kemper, and a wholly owned subsidiary of Scudder Kemper, is the principal underwriter and distributor for the shares of each Fund and acts as agent of each Fund in the continuous offering of its shares. KDI bears all its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. Each Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. KDI also pays for supplementary sales literature and advertising costs.



Each distribution agreement continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of the Fund, including the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement. Each agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a Fund for that Fund or by KDI upon 60 days' notice. Termination by a Fund with respect to a class may be by vote of a majority of the Board or a majority of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the class of the Fund, as defined under the Investment Company Act of 1940. The agreement may not be amended for a class to increase the fee to be paid by a Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of a Fund and all material amendments must in any event be approved by the Board in the manner described above with respect to the continuation of the agreement.



Prior to September 11, 1995, Fund/Plan Broker Services, Inc. ("FBS"), served as the underwriter of Contrarian, High Return Equity and Small Cap Value Funds' shares, pursuant to an underwriting agreement which became effective January 4, 1993. Under the agreement, FBS was the exclusive agent for the Funds' continuous offer of shares. Prior to September 11, 1995, shares of Contrarian, High Return Equity and Small Cap Value Funds were offered to the public at net asset value, without a sales load. No underwriting commissions were associated with sales of Fund shares for the period January 1, 1995 to September 10, 1995.

CLASS A SHARES. The following information concerns the underwriting commissions paid in connection with the distribution of each Fund's Class A shares for the periods noted (except for the Small Cap Value Fund II which commenced operations on May 6, 1998).


                                                                                    COMMISSIONS        COMMISSIONS
                                                          COMMISSIONS RETAINED      UNDERWRITER          PAID TO
                   FUND                     FISCAL YEAR      BY UNDERWRITER      PAID TO ALL FIRMS   AFFILIATED FIRMS
                   ----                     -----------   --------------------   -----------------   ----------------
Contrarian Fund...........................     1997*           $   90,000           $   576,000          $     --
                                               1996            $   65,000           $   462,000          $ 41,000
                                               1995**          $       --           $   117,000          $  6,000
High Return Equity Fund...................     1997*           $3,113,000           $13,161,000          $221,000
                                               1996            $  601,000           $ 4,531,000          $356,000
                                               1995**          $       --           $   427,000          $ 52,000
Small Cap Value Fund......................     1997*           $  584,000           $ 4,828,000          $ 68,000
                                               1996            $  231,000           $ 1,734,000          $114,000
                                               1995**          $       --           $   178,000          $ 13,000

---------------
 *Amounts paid from January 1, 1997 through November 30, 1997.

**Amounts paid from September 11, 1995 through December 31, 1995.


CLASS B SHARES AND CLASS C SHARES. Since the distribution agreement provides for fees charged to Class B and Class C shares that are used by KDI to pay for distribution services (see the prospectus under "Investment Manager and Underwriter"), the agreement (the "Plan") is approved and renewed separately for the Class B and Class C shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, which regulates the manner in which an investment company may, directly or indirectly, bear expenses of distributing its shares. Expenses of the Contrarian, High Return Equity and Small Cap Value Funds and of KDI in connection with the Rule 12b-1 Plans for the Class B and Class C shares are set forth below. A portion of the marketing, sales and operating expenses shown below could be considered overhead expense.

                                                                   TOTAL       DISTRIBUTION
                                                                DISTRIBUTION     FEES PAID
                                DISTRIBUTION     CONTINGENT         FEES            BY
                                 FEES PAID        DEFERRED        PAID BY       UNDERWRITER
                       FISCAL    BY FUND TO    SALES CHARGES    UNDERWRITER    TO AFFILIATED
 FUND CLASS B SHARES    YEAR    UNDERWRITER    TO UNDERWRITER     TO FIRMS         FIRMS
 -------------------   ------   ------------   --------------   ------------   -------------
Contrarian Fund......   1997*    $  353,000        62,000           989,000        --
                        1996     $   95,000***     15,000           584,000        15,000
                        1995**   $    7,000        --               172,000        12,000
High Return Equity
  Fund...............   1997*    $5,477,000       817,000        29,872,000        --
                        1996     $  750,000***    127,000         7,215,000       126,000
                        1995**   $   15,000         1,000           455,000        57,000
Small Cap Value
  Fund...............   1997*    $1,716,000       221,000         9,907,000        --
                        1996     $  191,000***     52,000         2,299,000        47,000
                        1995**   $    8,000         1,000           208,000        13,000


                             OTHER DISTRIBUTION EXPENSES PAID BY UNDERWRITER
                       ------------------------------------------------------------
                       ADVERTISING                MARKETING     MIS.
                           AND       PROSPECTUS   AND SALES   OPERATING   INTEREST
 FUND CLASS B SHARES   LITERATURE     PRINTING    EXPENSES    EXPENSES     EXPENSE
 -------------------   -----------   ----------   ---------   ---------   ---------
Contrarian Fund......      96,000       7,000       287,000      7,000      166,000
                          148,000       9,000       293,000     57,000       74,000
                           14,000       3,000        34,000      5,000        3,000
High Return Equity
  Fund...............   2,812,000     210,000     7,887,000    330,000    2,538,000
                        1,186,000      75,000     2,455,000    468,000      422,000
                           35,000       9,000        75,000     13,000        7,000
Small Cap Value
  Fund...............     867,000      65,000     2,409,000     78,000      810,000
                          391,000      25,000       813,000    134,000      156,000
                           17,000       4,000        39,000      6,000        4,000

                                                                   TOTAL       DISTRIBUTION
                                                                DISTRIBUTION     FEES PAID
                                DISTRIBUTION     CONTINGENT         FEES            BY
                                 FEES PAID        DEFERRED        PAID BY       UNDERWRITER
                       FISCAL    BY FUND TO    SALES CHARGES    UNDERWRITER    TO AFFILIATED
 FUND CLASS C SHARES    YEAR    UNDERWRITER    TO UNDERWRITER     TO FIRMS         FIRMS
 -------------------   ------   ------------   --------------   ------------   -------------
Contrarian Fund......   1997*     $ 29,000          2,000           38,000         --
                        1996      $  2,000***       2,000           15,000         --
                        1995**    $ --             --               --             --
High Return Equity      1997
  Fund...............             $901,000         31,000        1,417,000         --
                        1996      $ 96,000***       3,000          281,000         --
                        1995**    $  1,000         --                1,000         --
Small Cap Value         1997*
  Fund...............             $392,000         22,000          677,000         --
                        1996      $ 48,000          1,000          130,000         --
                        1995**    $  1,000         --                1,000         --


                             OTHER DISTRIBUTION EXPENSES PAID BY UNDERWRITER
                       -----------------------------------------------------------
                       ADVERTISING                MARKETING     MIS.
                           AND       PROSPECTUS   AND SALES   OPERATING   INTEREST
 FUND CLASS C SHARES   LITERATURE     PRINTING    EXPENSES    EXPENSES    EXPENSE
 -------------------   -----------   ----------   ---------   ---------   --------
Contrarian Fund......      12,000       1,000        35,000      9,000      9,000
                           20,000       1,000        41,000      6,000      3,000
                           --           1,000        --          --         --
High Return Equity
  Fund...............     565,000      42,000     1,309,000     32,000    150,000
                          202,000      13,000       237,000     55,000     22,000
                            5,000       1,000        11,000      2,000      --
Small Cap Value
  Fund...............     248,000      19,000       537,000     10,000     69,000
                          103,000       7,000       136,000     35,000     12,000
                            4,000       1,000        10,000      2,000      --

---------------
 (1) No contingent deferred sales charges have been imposed on Class C shares purchased prior to April 1, 1996.

  * Amounts paid from January 1, 1997 through November 30, 1997.

 ** Amounts paid from September 11, 1995 through December 31, 1995.

*** Amounts shown are after expense waiver.


ADMINISTRATIVE SERVICES. Administrative services are provided to each Fund under an administrative services agreement ("administrative agreement") with KDI. KDI bears all its expenses of providing services pursuant to the administrative agreement between KDI and each Fund, including the payment of service fees. Each Fund pays KDI an administrative services fee, payable monthly, at an annual rate of up to .25% of average daily net assets of the Class A, B and C shares of the Fund.



KDI has entered into related arrangements with various broker-dealer firms and other service or administrative firms ("firms"), that provide services and facilities for their customers or clients who are investors in the Funds. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Funds, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. With respect to Class A shares, KDI pays each firm a service fee, normally payable quarterly, at an annual rate of up to .25% of the net assets in the Funds' accounts that it maintains and services attributable to Class A shares, commencing with the month after investment. With respect to Class B and Class C shares, KDI currently advances to firms the first-year service fee at a rate of up to .25% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms a service fee at a rate of up to
 .25% (calculated monthly and normally paid quarterly) of the net assets attributable to Class B and C shares maintained and serviced by the firm. After the first year, a firm becomes eligible for the quarterly service fee and the fee continues until terminated by KDI or the Fund. Firms to which service fees may be paid may include affiliates of KDI.

The following information concerns the administrative services fee paid by each Fund (except the Small Cap Value Fund II which commenced operations on May 5,
1998).


                                        ADMINISTRATIVE SERVICE FEES
                                               PAID BY FUND                   SERVICE FEES            SERVICE FEES
                                    -----------------------------------   PAID BY ADMINISTRATOR   PAID BY ADMINISTRATOR
        FUND          FISCAL YEAR    CLASS A       CLASS B     CLASS C          TO FIRMS           TO AFFILIATED FIRMS
        ----          -----------   ----------    ----------   --------   ---------------------   ---------------------
Contrarian Fund......    1997*      $  146,000       111,000     10,000           284,000              --
                         1996       $   32,000***     42,000      3,000           114,000                 2,000
                         1995**     $    5,000         3,000         --            16,000                 1,000
High Return Equity
  Fund...............    1997*      $1,732,000     1,818,000    299,000         4,879,000                15,000
                         1996       $  304,000       293,000     38,000           941,000                19,000
                         1995**     $   19,000         6,000         --            41,000                 4,000
Small Cap Value......    1997*      $  936,000       577,000    130,000         2,042,000                 5,000
                         1996       $   42,000***    109,000     19,000           351,000                 6,000
                         1995**     $    7,000         3,000         --            20,000                 1,000

---------------
  * Amounts paid from January 1, 1997 through November 30, 1997.

 ** Amounts paid from September 11, 1995 through December 31, 1995.

*** Amounts shown are after expense waiver.


KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for the Funds. Currently, the administrative services fee payable to KDI is based only upon Fund assets in accounts for which a firm provides administrative services and it is intended that KDI will pay all the administrative services fee that it receives from a Fund to firms in the form of service fees. The effective administrative services fee rate to be charged against all assets of a Fund while this procedure is in effect will depend upon the proportion of a Fund's assets that is in accounts for which a firm of record provides administrative services.



Certain Board members or officers of the Funds are also directors or officers of Scudder Kemper or KDI as indicated under "Officers and Board Members."



CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, as custodian, and State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110 as sub-custodian, have custody of all securities and cash of the Contrarian, High Return Equity and Small Cap Value Funds maintained in the United States. State Street, as custodian, has custody of all securities and cash of the Small Cap Value Fund II maintained in the United States. IFTC and State Street attend to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Funds. IFTC is also the transfer agent and dividend-paying agent for the Contrarian, High Return Equity and Small Cap Value Funds. Pursuant to a services agreement with IFTC, Kemper Service Company ("KSVC"), an affiliate of Scudder Kemper, serves as "Shareholder Service Agent" of the Contrarian, High Return Equity and Small Cap Value Funds, and as such, performs all of IFTC's duties as transfer agent and dividend paying agent. KSVC also serves as the transfer agent and dividend-paying agent, as well as the Shareholder Service Agent, of the Small Cap Value Fund II. IFTC receives as transfer agent for the Contrarian, High Return Equity and Small Cap Value Funds, and pays to KSVC, annual account fees of $6 per account plus account set up, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B shares only) and out-of-pocket expense reimbursement. IFTC's fee is reduced by certain earnings credits in favor of the Contrarian, High Return Equity and Small Cap Value Funds and State Street's custodial fee is reduced by certain earnings credits in favor of the Small Cap Value Fund II. KSVC receives as transfer agent for the Small Cap

Value Fund II, annual account fees of $6 per account plus account set up, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B shares only) and out-of-pocket expense reimbursement. The following shows for each Fund, the shareholder service fees IFTC remitted to KSVC for the fiscal period from January 1, 1997 through November 30, 1997 (except for the Small Cap Value Fund II which commenced operations on May 6, 1998).


                                                                FEES IFTC
                                                               PAID TO KSVC
                            FUND                              --------------
Contrarian Fund.............................................    $  386,000
High Return Equity Fund.....................................    $4,150,000
Small Cap Value Fund........................................    $2,132,000


INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS. The Funds' independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, audit and report on the Funds' annual financial statements, review certain regulatory reports and the Funds' federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.



LEGAL COUNSEL. Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Contrarian, High Return Equity and Small Cap Value Funds. Dechert Price & Rhoads, Ten Post Office Square South, Boston, Massachusetts serves as counsel to the Small Cap Value Fund II.


PURCHASE AND REDEMPTION OF SHARES


As described in the Funds' prospectus, shares of a Fund are sold at their public offering price, which is the net asset value per share of the Fund next determined after an order is received in proper form plus, with respect to Class A shares, an initial sales charge. The minimum initial investment is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time. See the prospectus for certain exceptions to these minimums. An order for the purchase of shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until the Fund determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.



Upon receipt by the Shareholder Service Agent of a request for redemption, shares of a Fund will be redeemed by the Fund at the applicable net asset value per share of such Fund as described in the Funds' prospectus.


Scheduled variations in or the elimination of the initial sales charge for purchases of Class A shares or the contingent deferred sales charge for redemptions of Class B shares or Class C shares by certain classes of persons or through certain types of transactions as described in the prospectus are provided because of anticipated economies in sales and sales related efforts.


A Fund may suspend the right of redemption or delay payment more than seven days
(a) during any period when the New York Stock Exchange (the "Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of a its net assets, or (c) for such other periods as the SEC may by order permit for the protection of a Fund's shareholders.



The conversion of Class B shares to Class A shares may be subject to the continuing availability of an opinion of counsel or ruling by the Internal Revenue Service or other assurance acceptable to each Fund to the effect that
(a) the assessment of the distribution services fee with respect to Class B shares and not Class A shares and the assessment of the administrative services fee with respect to each Class does not result in the Fund's dividends constituting "preferential dividends" under the Internal Revenue Code, and (b) that the conversion of Class B shares to Class A shares does not constitute a taxable event under the Internal Revenue Code. The conversion of

Class B shares to Class A shares may be suspended if such assurance is not available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described in the prospectus.


NET ASSET VALUE



The net asset value per share of each Fund is the value of one share and is determined separately for each class by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The per share net asset value of the Class B and Class C shares of the Fund will generally be lower than that of the Class A shares of the Fund because of the higher expenses borne by the Class B and Class C shares. The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays:
New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.



CONTRARIAN, HIGH RETURN EQUITY AND SMALL CAP VALUE FUNDS



Fund securities that are primarily traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale price available, at the last current bid quotation. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Board or its delegates. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Exchange traded fixed income options, financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded options are valued based upon current prices provided by market makers. Other securities and assets are valued at fair value as determined in good faith by the Board. If an event were to occur, after the value of a security was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then that security would be valued using fair value determinations by the Board or its delegates.



SMALL CAP VALUE FUND II



An exchange-traded equity security is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security which is traded on The Nasdaq Stock Market ("Nasdaq") is valued at its most recent sale price. Lacking any sales, the security is valued at the most recent bid quotation. The value of an equity security not quoted on Nasdaq, but traded in another over-the-counter market, is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean. Lacking a Calculated Mean, the security is valued at the most recent bid quotation.



Debt securities are valued at prices supplied by the Fund's pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Money market instruments purchased with an original maturity of sixty days or less, maturing at par, shall be valued at amortized cost, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the investment manager may calculate the price of that debt security, subject to limitations established by the Board.



An exchange-traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price.



If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.



If, in the opinion of the Fund's Valuation Committee of the Fund's Board, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by the Fund is determined in a manner which, in the discretion of the Valuation Committee, most fairly reflects the fair market value of the property on the valuation date.


DIVIDENDS AND TAXES


DIVIDENDS. The Contrarian and High Return Equity Funds normally distribute quarterly dividends of net investment income and the Small Cap Value Fund and the Small Cap Value Fund II normally distribute annual dividends of net investment income. Each Fund distributes any net realized short-term and long-term capital gains at least annually.



Each Fund may at any time vary the foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Directors, or Board of Trustees, as applicable, of the Fund determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the "Code"). Dividends will be reinvested in shares of the Fund paying such dividends unless shareholders indicate in writing that they wish to receive them in cash or in shares of Kemper Funds as described in the prospectus.


The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.


TAXES. The Small Cap Value Fund II intends to qualify and the Contrarian, High Return Equity and Small Cap Value Funds intend to continue to qualify as a regulated investment company under Subchapter M of the Code and, if so qualified, generally will not be liable for federal income taxes to the extent its earnings are distributed.


A Fund's options and futures transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses, or alter the holding periods of certain of a Fund's securities.

The mark-to-market rules of the Code may require a Fund to recognize unrealized gains and losses on certain options, futures and forward contracts held by the Fund at the end of the fiscal year. Under these provisions, 60% of any capital gain net income or loss recognized will generally be treated as long-term and 40% as short-term. In addition, the straddle rules of the Code would require deferral of certain losses realized on positions of a straddle to the extent that such Fund had unrealized gains in offsetting positions at year end.


The current position of the Internal Revenue Service is to treat a fund, such as the Small Cap Value Fund II, as owning its proportionate share of the income and assets of any partnership in which it is a partner, in applying the various regulated investment company qualification tests. These requirements may limit the extent to which the Small Cap Value Fund II may invest in partnerships, especially in the case of partnerships that do not invest primarily in a diversified portfolio of stocks and securities.


A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of a Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ending October 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the one year period ended October 31 of the prior calendar year, minus any overdistribution in the prior calendar year. Each Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.

A shareholder who redeems shares of a Fund will recognize capital gain or loss for federal income tax purposes measured by the difference between the value of the shares redeemed and the adjusted cost basis of the shares. Any loss recognized on the redemption of shares held six months or less will be treated as long-term capital loss to the extent that the shareholder has received any long-term capital gain dividends on such shares. An exchange of a Fund's shares for shares of another fund is treated as a redemption and reinvestment for federal income tax purposes upon which gain or loss may be recognized. A shareholder who has redeemed shares of a Fund or other Kemper Mutual Fund listed in the prospectus under "Special Features--Class A Shares--Combined Purchases" (other than shares of Kemper Cash Reserves Fund not acquired by exchange from another Kemper Mutual Fund) may reinvest the amount redeemed at net asset value at the time of the reinvestment in shares of a Fund or in shares of a Kemper Mutual Fund within six months of the redemption as described in the prospectus under "Redemption or Repurchase of Shares--Reinvestment Privilege." If redeemed shares were held less than 91 days, then the lesser of (a) the sales charge waived on the reinvested shares, or (b) the sales charge incurred on the redeemed shares, is included in the basis of the reinvested shares and is not included in the basis of the redeemed shares. If a shareholder realized a loss on the redemption or exchange of a Fund's shares and reinvests in shares of the same Fund 30 days before or after the redemption or exchange, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for federal income tax purposes. If a shareholder of Class A shares redeems or otherwise disposes of such Class A shares less than ninety-one days after they are acquired and subsequently acquires shares of the Fund or of a Kemper Mutual Fund without payment of any sales charge (or for a reduced sales charge) pursuant to a reinvestment privilege acquired in connection with the Class A shares disposed of, then the sales charge on the Class A shares disposed of (to the extent of the reduction in the sales charge on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the Class A shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired.

Investment income derived from certain American Depository Receipts may be subject to foreign income taxes withheld at the source. Because the amount of a Fund's investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance.

Shareholders who are non-resident aliens are subject to U.S. withholding tax on ordinary income dividends (whether received in cash or shares) at a rate of 30% or such lower rate as prescribed by any applicable tax treaty.

PERFORMANCE

As described in the prospectus, each Fund's historical performance or return for a class of shares may be shown in the form of "average annual total return" and "total return" figures. These various measures of performance are described below. Performance information will be computed separately for each class.

Each Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The average annual total return for a Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period, adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "redeemable value" of that investment at the end of the period. The redeemable value in the case of Class B and Class C shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by a Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return may also be calculated without adjusting to deduct the maximum sales charge.


Calculation of a Fund's total return is not subject to a standardized formula, except when calculated for purposes of the "Financial Highlights" table in the Fund's financial statements and prospectus. Total return performance for a specific period is calculated by first taking a hypothetical investment ("initial investment") in a Fund's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The ending value in the case of Class B shares and Class C shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge for Class A shares or the contingent deferred sales charge for Class B shares and Class C shares would be reduced if such charge were included.


A Fund's performance figures are based upon historical results and are not representative of future performance. A Fund's Class A shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. Class B shares and Class C shares are sold at net asset value. Redemptions of Class B shares may be subject to a contingent deferred sales charge that is 4% in the first year following the purchase, declines by a specified percentage each year thereafter and becomes zero after six years. Redemption of Class C shares may be subject to a 1% contingent deferred sales charge in the first year following the purchase. Returns and net asset value will fluctuate. Factors affecting each Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section. Shares of each Fund are redeemable at the then current net asset value, which may be more or less than original cost.

The figures below show performance information for various periods for each Fund (except the Small Cap Value Fund II which commenced operations on May 6, 1998). Comparative information for certain indices is also included. Please note the differences and similarities between the investments which a Fund may purchase and the investments measured by the applicable indices. The net asset values and returns of each class of shares of the Funds will also fluctuate. No adjustment has been made for taxes payable on dividends. The periods indicated were ones of fluctuating securities prices and interest rates.


                       CONTRARIAN FUND--NOVEMBER 30, 1997

                        Initial     Capital Gain     Income       Ending     Percentage      Ending       Percentage    Dow Jones
        TOTAL           $10,000        Income      Dividends      Value       Increase       Value         Increase     Industrial
       RETURN          Investment    Dividends     Reinvested   (adjusted)   (adjusted)   (unadjusted)   (unadjusted)    Average
        TABLE             (1)        Reinvested       (2)          (1)          (1)           (1)            (1)           (3)
       ------          ----------   ------------   ----------   ----------   ----------   ------------   ------------   ----------
CLASS A SHARES
Life of Fund(+)         $19,916       $10,861        $5,245      $36,022       260.2%       $38,220         282.2%        429.0%
Five Years               14,954         5,176         1,803       21,933       119.3         23,266         132.7         168.0
One Year                 10,699           792           262       11,753        17.5         12,473          24.7          22.2

CLASS B SHARES
Life of Fund(++)        $13,813       $ 1,817        $  450      $15,780        57.8%       $16,080          60.8%         78.0%
One Year                 11,340           840           173       12,053        20.5         12,353          23.5          22.2

CLASS C SHARES
Life of Fund(++)        $13,800       $ 1,817        $  429      $     *           *%       $16,046          60.5%         78.0%
One Year                 11,341           841           153            *           *         12,335          23.4          22.2

                                                         Lipper
                                                         Growth
                       Standard   Consumer   Russell      and        U.S.
        TOTAL          & Poor's    Price     1,000(R)    Income    Treasury
       RETURN            500       Index      Value       Fund       Bill
        TABLE            (4)        (5)        (6)        (7)        (8)
       ------          --------   --------   --------    ------    --------
CLASS A SHARES
Life of Fund(+)         389.5%      38.6%     379.63%    308.6%      67.3%
Five Years              150.3       13.7      163.38     129.1       25.8
One Year                 28.5        1.8       35.18      23.7        5.2
CLASS B SHARES
Life of Fund(++)         78.1%       5.6%      81.69%     62.3%      10.7%
One Year                 28.5        1.8       35.18      23.7        5.2
CLASS C SHARES
Life of Fund(++)         78.1%       5.6%      81.69%     62.3%      10.7%
One Year                 28.5        1.8       35.18      23.7        5.2

                                                                                                  Lipper
                                                                                                  Growth
      AVERAGE                                       Dow Jones    Standard    Consumer   Russell    and       U.S.
       ANNUAL          Fund      Fund      Fund     Industrial   & Poor's     Price     1000(R)   Income   Treasury
    TOTAL RETURN      Class A   Class B   Class C    Average        500       Index      Value     Fund      Bill
       TABLE          Shares    Shares    Shares       (3)          (4)        (5)        (6)      (7)       (8)
    ------------      -------   -------   -------   ----------   --------    --------   -------   ------   --------
Life of Fund(+)        14.1%         *         *        18.7%       17.8%       3.4%      17.45%     15.5      5.4
Life of Fund(++)           *      22.8      23.7        29.7        29.7        2.5       29.16      24.4      4.7
Five Years             17.0          *         *        21.8        20.1        2.6       21.37      18.0      4.7
One Year               17.5       20.5      23.4        22.2        28.5        1.8       35.18      23.7      5.2

---------------
(+) Since March 18, 1988, except for the Russell 1,000(R) Value which is since March 31, 1988.
(++) Since September 11, 1995 for Class B and Class C shares, except for the Russell 1,000(R) Value which is since August 31, 1995.
N/A - Not Available.

                   HIGH RETURN EQUITY FUND--NOVEMBER 30, 1997

                        Initial                      Income       Ending     Percentage      Ending       Percentage    Dow Jones
        TOTAL           $10,000     Capital Gain   Dividends      Value       Increase       Value         Increase     Industrial
       RETURN          Investment    Dividends     Reinvested   (adjusted)   (adjusted)   (unadjusted)   (unadjusted)    Average
        TABLE             (1)        Reinvested       (2)          (1)          (1)           (1)            (1)           (3)
       ------          ----------   ------------   ----------   ----------   ----------   ------------   ------------   ----------
CLASS A SHARES
Life of Fund(+)          31,593        11,193        10,649       53,435       434.4         56,694         466.9         429.0
Five Years               21,966         1,167         2,239       25,372       153.7         26,925         169.3         168.0
One Year                 11,335           132           406       11,873        18.7         12,598          26.0          22.2
CLASS B SHARES
Life of Fund(++)         17,157           537           617       18,011        80.1         18,311          83.1          78.0
One Year                 12,016           140           324       12,180        21.8         12,480          24.8          22.2
CLASS C SHARES
Life of Fund(++)         17,163           537           626            *           *         18,326          83.3          78.0
One Year                 12,015           140           324            *           *         12,479          24.8          22.2

                                                        Lipper
                       Standard   Consumer    S&P/      Equity
        TOTAL          & Poor's    Price     Barra's    Income
       RETURN            500       Index      Value      Fund
        TABLE            (4)        (5)        (9)       (12)
       ------          --------   --------   -------    ------
CLASS A SHARES
Life of Fund(+)         389.5       38.6     354.16     281.8
Five Years              150.3       13.7     156.03     121.2
One Year                 28.5        1.8      29.99      23.8
CLASS B SHARES
Life of Fund(++)         78.1        5.6      74.70      59.4
One Year                 28.5        1.8      29.99      23.8
CLASS C SHARES
Life of Fund(++)         78.1        5.6      74.70      59.4
One Year                 28.5        1.8      29.99      23.8

      AVERAGE                                                    Standard    Consumer    S&P/      Lipper
       ANNUAL          Fund      Fund      Fund     Dow Jones    & Poor's     Price     Barra's    Equity
    TOTAL RETURN      Class A   Class B   Class C   Industrial      500       Index      Value     Income
       TABLE          Shares    Shares    Shares    Average(3)      (4)        (5)        (9)     Fund(12)
    ------------      -------   -------   -------   ----------   --------    --------   -------   --------
Life of Fund(+)        18.8         *         *        18.7        17.8        3.4       16.79      14.8
Life of Fund(++)          *      30.4      31.4        29.7        29.7        2.5       27.01      23.4
Five Years             20.5         *         *        21.8        20.1        2.6       20.69      17.2
One Year               18.7      21.8      24.8        22.2        28.5        1.8       29.99      23.8

---------------
 (+) Since March 18, 1988, except for the S&P/Barra's Value which is since March
     31, 1988.
(++) Since September 11, 1995 for Class B and Class C shares, except for the
     S&P/Barra's Value which is since August 31, 1995.
N/A - Not Available.

                    SMALL CAP VALUE FUND--NOVEMBER 30, 1997

                        Initial                      Income       Ending     Percentage      Ending       Percentage    Dow Jones
        TOTAL           $10,000     Capital Gain   Dividends      Value       Increase       Value         Increase     Industrial
       RETURN          Investment    Dividends     Reinvested   (adjusted)   (adjusted)   (unadjusted)   (unadjusted)    Average
        TABLE             (1)        Reinvested       (2)          (1)          (1)           (1)            (1)           (3)
       ------          ----------   ------------   ----------   ----------   ----------   ------------   ------------   ----------
CLASS A SHARES
Life of Fund(+)          20,574        3,295         1,859        25,728       157.3         27,298         173.0         165.5
Five Year                17,719        2,837         1,601        22,157                     23,512         135.1         168.0
One Year                 11,053           25           245        11,323        13.2         12,017          20.2          22.2
CLASS B SHARES
Life of Fund(++)         13,625          250           951        14,526        45.3         14,826          48.3          78.0
One Year                 11,638           26           237        11,601        16.0         11,901          19.0          22.2
CLASS C SHARES
Life of Fund(++)         13,657          251           953             *           *         14,861          48.6          78.0
One Year                 11,640           26           237                                   11,903          19.0          22.2

                       Standard   Consumer   Russell   Lipper Small
        TOTAL          & Poor's    Price     2000(R)       Cap
       RETURN            500       Index      Value        Fund
        TABLE            (4)        (5)       (10)         (11)
       ------          --------   --------   -------   ------------
CLASS A SHARES
Life of Fund(+)         164.6       15.6     178.97       127.6
Five Year               150.3       13.7     145.74       105.1
One Year                 28.5        1.8      31.69        13.5
CLASS B SHARES
Life of Fund(++)         78.1        5.6      66.94       34.90
One Year                 28.5        1.8      31.69        13.5
CLASS C SHARES
Life of Fund(++)         78.1        5.6      66.94       34.90
One Year                 28.5        1.8      31.69        13.5

      AVERAGE                                                                                        Lipper
       ANNUAL          Fund      Fund      Fund     Dow Jones    Standard    Consumer    Russell     Small
    TOTAL RETURN      Class A   Class B   Class C   Industrial   & Poor's     Price      2000(R)      Cap
       TABLE          Shares    Shares    Shares    Average(3)    500(4)     Index(5)   Value(10)   Fund(11)
    ------------      -------   -------   -------   ----------   --------    --------   ---------   --------
Life of Fund(+)        18.6         *         *        19.3        19.2        2.7        20.17       16.0
Life of Fund(++)          *      18.3      19.5        29.7        29.7        2.5        24.56       14.4
Five Years             17.3         *         *        21.8        20.1        2.6        19.70       15.5
One Year               13.2      16.0      19.0        22.2        28.5        1.8        31.69       13.5

---------------

 (+) Since May 22, 1992, except for the Lipper Small Company Fund which is since
     May 31, 1992.

(++) Since September 11, 1995 for Class B and Class C shares, except for the
     Russell 2000 Value which is since August 31, 1995.
N/A - Not Available.

                            FOOTNOTES FOR ALL FUNDS
 (1) The Initial Investment and adjusted amounts for Class A shares were adjusted for the maximum initial sales charge at the beginning of the period, which is 5.75%. The Initial Investment for Class B and Class C shares was not adjusted. Amounts were adjusted for Class B and Class C shares for the contingent deferred sales charge that may be imposed at the end of the period based upon the schedule for shares sold currently; see "Redemption or Repurchase of Shares" in the prospectus.
 (2) Includes short-term capital gain dividends, if any.
 (3) The Dow Jones Industrial Average is an unmanaged weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Assumes reinvestment of dividends. Source is Towers Data Systems.
 (4) The Standard & Poor's 500 Stock Index is an unmanaged unweighted average of 500 stocks, over 95% of which are listed on the New York Stock Exchange. Assumes reinvestment of dividends. Source is Towers Data Systems.
 (5) The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. Source is Towers Data Systems.
 (6) The Russell 1000(R) Value Index is an unmanaged index comprised of common stocks of larger U.S. companies with less than average growth orientation. Companies in this index generally have low price to book and price-earnings ratios, higher dividend yields and lower forecasted growth values. Assumes reinvestment of dividends. Source is Lipper Analytical Services, Inc.
 (7) The Lipper Growth and Income Fund Index is a net asset value weighted index of the performance of the 30 largest growth and income mutual funds tracked by Lipper Analytical Services, Inc. Performance is based on changes in net asset value with all dividends reinvested and with no adjustment for sales charges. Source is Towers Data Systems.
 (8) The U.S. Treasury Bill Index is an unmanaged index based on the average monthly yield of Treasury Bills maturing in 6 months. Source is Towers Data Systems.
 (9) The Standard & Poor's/Barra Value Index is constructed by dividing the stocks in the S&P 500 Index according to a single attribute: book-to-price ratio. The Value Index contains firms with higher book-to-price ratios and is capitalization weighted. Source is Lipper Analytical Services, Inc.
(10) The Russell 2000(R) Value Index is an unmanaged index comprised of securities in the Russell 2000 Index (small companies) with a less than average growth orientation. Companies in this index generally have low price to book and price-earnings ratios. Source is Lipper Analytical Services, Inc.

(11) The Lipper Small Cap Fund Index is a net asset value weighted index of the 30 largest small company growth funds. Performance is based on changes in net asset value with all dividends reinvested and with no adjustment for sales charges. Source is Towers Data Systems.

(12) The Lipper Equity Income Fund Index is a net asset value weighted index of the 30 largest equity income funds. Performance is based on changes in net asset value with all dividends reinvested and with no adjustment for sales charges. Source is Towers Data Systems.
The following tables illustrate an assumed $10,000 investment in Class A shares of each Fund, which includes the current maximum sales charge of 5.75%, with income and capital gain dividends reinvested in additional shares. Each table covers the period from commencement of operations of the Fund to December 31, 1997.

                           CONTRARIAN FUND (3/18/88)

               DIVIDENDS
                        ANNUAL          CUMULATIVE VALUE OF SHARES ACQUIRED
          ANNUAL       CAPITAL                               REINVESTED
YEAR      INCOME         GAIN                   REINVESTED    CAPITAL
ENDED    DIVIDENDS    DIVIDENDS     INITIAL       INCOME        GAIN       TOTAL
12/31   REINVESTED*   REINVESTED   INVESTMENT   DIVIDENDS*   DIVIDENDS     VALUE
---------------------------------------------------------------------------------
1988      $  132        $    0      $ 9,925       $  137       $    0     $10,062
1989         285           785       10,668          429          806      11,903
1990         277           303        9,512          649        1,019      11,180
1991         307           126       11,645        1,119        1,381      14,145
1992         303             0       12,700        1,542        1,505      15,747
1993         267         1,001       12,812        1,827        2,537      17,176
1994         360         1,483       11,458        1,965        3,748      17,171
1995         473         1,385       15,240        3,130        6,454      24,824
1996         557         1,878       15,956        3,842        8,660      28,458
1997       2,106         1,414       18,540        6,597       11,499      36,636

                       HIGH RETURN EQUITY FUND (3/18/88)

              DIVIDENDS
                       ANNUAL          CUMULATIVE VALUE OF SHARES ACQUIRED
         ANNUAL       CAPITAL                               REINVESTED
YEAR     INCOME         GAIN                   REINVESTED    CAPITAL
ENDED   DIVIDENDS    DIVIDENDS     INITIAL       INCOME        GAIN       TOTAL
12/31  REINVESTED*   REINVESTED   INVESTMENT   DIVIDENDS*   DIVIDENDS     VALUE
--------------------------------------------------------------------------------
 1988    $  247        $    0      $10,376       $  258       $    0     $10,634
 1989       468         2,331        9,539          687        2,370      12,596
 1990       524             0        8,326        1,115        2,069      11,510
 1991       387           265       11,786        1,990        3,208      16,984
 1992       370           123       13,753        2,722        3,872      20,347
 1993       298           345       14,581        3,189        4,453      22,223
 1994       352             0       14,214        3,449        4,341      22,004
 1995       351           589       20,216        5,317        6,782      32,315
 1996     1,261           426       24,995        7,887        8,816      41,698
 1997     1,832         1,562       30,895       11,632       12,483      55,010

                         SMALL CAP VALUE FUND (5/22/92)

              DIVIDENDS
                       ANNUAL          CUMULATIVE VALUE OF SHARES ACQUIRED
         ANNUAL       CAPITAL                               REINVESTED
YEAR     INCOME         GAIN                   REINVESTED    CAPITAL
ENDED   DIVIDENDS    DIVIDENDS     INITIAL       INCOME        GAIN       TOTAL
12/31  REINVESTED*   REINVESTED   INVESTMENT   DIVIDENDS*   DIVIDENDS     VALUE
--------------------------------------------------------------------------------
 1992     $ 28          $405       $10,857       $   29       $  411     $11,297
 1993       58           507        10,584           86          914      11,584
 1994        0           416        10,226           83        1,292      11,601
 1995      724           326        13,666          864        2,093      16,623
 1996      454           118        17,228        1,557        2,759      21,544
 1997      295           460        20,056        2,116        3,685      25,857

* Includes short-term capital gain dividends.

Investors may want to compare the performance of a Fund to certificates of deposit issued by banks and other depository institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of deposits prior to maturity will normally be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution. Information regarding bank products may be based upon, among other things, the BANK RATE MONITOR National Index(TM) for certificates of deposit, which is an unmanaged index and is based on stated rates and the annual effective yields of certificates of deposit in the ten largest banking markets in the United States, or the CDA Investment Technologies, Inc. Certificate of Deposit Index, which is an unmanaged index based on the average monthly yields of certificates of deposit.

Investors also may want to compare the performance of a Fund to that of U.S. Treasury bills, notes or bonds. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Information regarding the performance of Treasury obligations may be based upon, among other things, the Towers Data Systems U.S. Treasury Bill index, which is an unmanaged index based on the average monthly yield of treasury bills maturing in six months. Due to their short maturities, Treasury bills generally experience very low market value volatility.

Investors may want to compare the performance of a Fund to that of money market funds. Money market funds seek to maintain a stable net asset value and yield fluctuates. Information regarding the performance of money market funds may be based upon, among other things, IBC's Money Fund Report Averages(R) (All Taxable). As reported by IBC Financial Data, Inc., all investment results represent total return (annualized results for the period net of management fees and expenses) and one year investment results are effective annual yields assuming reinvestment of dividends.


The following tables compare the performance of the Class A shares of the Contrarian, High Return Equity and Small Cap Value Funds over various periods ended November 30, 1997 with that of other mutual funds within the categories described below according to data reported by Lipper Analytical Services, Inc. ("Lipper"), New York, New York, which is a mutual fund reporting service. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends reinvested. Such calculations do not include the effect of any sales charges. Future performance cannot be guaranteed. Lipper publishes performance analyses on a regular basis. Each category includes funds with a variety of objectives, policies and market and credit risks that should be considered in reviewing these rankings.


                                                               GROWTH & INCOME
                                                                    FUNDS
                      CONTRARIAN FUND                          ---------------
  Five Years................................................    92 of 235
  One Year..................................................   245 of 608

The Lipper Growth & Income Funds category includes funds that combine a growth of earnings orientation and an income requirement for level and/or rising dividends.

                                                                EQUITY INCOME
                                                                    FUNDS
                  HIGH RETURN EQUITY FUND                       -------------
  Five Years................................................     1 of  60
  One Year..................................................    45 of 178

The Lipper Equity Income Funds category includes funds that seek relatively high current income and growth of income through investing 60% or more of its portfolio in equities.

                                                                SMALL COMPANY
                                                                    FUNDS
                    SMALL CAP VALUE FUND                        -------------
  One Year..................................................   255 of 447
  Five Years................................................    47 of 134


The Lipper Small Company Fund category includes funds that by prospectus or portfolio practice limit investments to companies on the basis of the size of the company.



OFFICERS AND BOARD MEMBERS



The officers and Board members of the Funds, their birthdates, their principal occupations and their affiliations, if any, with Scudder Kemper Investments, Inc. ("Scudder Kemper") and Kemper Distributors, Inc. ("KDI"), or their affiliates are listed below. All persons named as Board members also serve in similar capacities for other funds advised by Scudder Kemper.

ALL FUNDS:



JAMES E. AKINS (10/15/26), Board Member, 2904 Garfield Terrace N.W., Washington, D.C.; Consultant on International, Political and Economic Affairs; formerly, a career United States Foreign Service Officer; Energy Adviser for the White House; United States Ambassador to Saudi Arabia, 1973-1976.



ARTHUR R. GOTTSCHALK (2/13/25), Board Member, 10642 Brookridge Drive, Frankfort, Illinois; Retired; formerly, President, Illinois Manufacturers Association; Trustee, Illinois Masonic Medical Center; Member, Board of Governors, Heartland Institute/Illinois; formerly, Illinois State Senator; formerly, Vice President, The Reuben H. Donnelley Corp.



FREDERICK T. KELSEY (4/25/27), Board Member, 4010 Arbor Lane, Unit 102, Northfield, Illinois; Retired; formerly, consultant to Goldman, Sachs & Co.; formerly, President, Treasurer and Trustee of Institutional Liquid Assets and its affiliated mutual funds; Trustee of the Benchmark Funds; formerly, Trustee of the Pilot Funds.



DANIEL PIERCE (3/18/34), Board Member*, 345 Park Avenue, New York, New York; Chairman of the Board and Managing Director, Scudder Kemper; Director, Fiduciary Trust Company and Fiduciary Company Incorporated.



FRED B. RENWICK (2/1/30), Board Member, 3 Hanover Square, New York, New York; Professor of Finance, New York University, Stern School of Business; Director; TIFF Industrial Program, Inc.; Director, The Wartburg Home Foundation; Chairman, Investment Committee of Morehouse College Board of Trustees; Chairman, American Bible Society Investment Committee; formerly, member of the Investment Committee of Atlanta University Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church of America.



JOHN B. TINGLEFF (5/4/35), Board Member, 2015 South Lake Shore Drive, Harbor Springs, Michigan; Retired; formerly, President, Tingleff & Associates (management consulting firm); formerly, Senior Vice President, Continental Illinois National Bank & Trust Company.



JOHN G. WEITHERS (8/8/33), Board Member, 311 Spring Lake, Hinsdale, Illinois; Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange; Director, Federal Life Insurance Company; President of the Members of the Corporation and Trustee, DePaul University.


MARK S. CASADY (9/21/60), President*, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper.

PHILIP J. COLLORA (11/15/45), Vice President, Treasurer and Secretary*, 222 South Riverside Plaza, Chicago, Illinois; Attorney, Scudder Kemper.

JERALD K. HARTMAN (3/1/33), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper.

THOMAS W. LITTAUER (4/26/55), Vice President*, Two International Place, Boston, Massachusetts; Managing Director, Scudder Kemper.

ANN M. McCREARY (11/6/56), Vice President*, 345 Park Avenue, New York, New York; Senior Vice President, Scudder Kemper.

KATHRYN L. QUIRK (12/3/52), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper.


LINDA J. WONDRACK (9/12/64), Vice President*, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper.

JOHN R. HEBBLE (6/27/58), Assistant Treasurer*, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper.

MAUREEN E. KANE (2/14/62), Assistant Secretary*, Two International Place, Boston, Massachusetts; Vice President, Scudder Kemper.

CAROLINE PEARSON (4/1/62), Assistant Secretary*, Two International Place, Boston, Massachusetts; Vice President, Scudder Kemper.

ELIZABETH C. WERTH (10/1/47), Assistant Secretary*, 222 South Riverside Plaza, Chicago, Illinois; Vice President, Scudder Kemper; Vice President, KDI.


KEMPER VALUE SERIES, INC. ONLY:



EDMOND D. VILLANI (3/4/47), Director*, 345 Park Avenue, New York, New York; President, Chief Executive Officer and Managing Director, Scudder Kemper.



STEVEN T. STOKES (7/18/62), Vice President*, 280 Park Avenue, 40th Floor, New York, New York; Managing Director, Scudder Kemper.



KEMPER SECURITIES TRUST ONLY:



MARK S. CASADY (9/21/60), Trustee*, see above.



KATHRYN L. QUIRK (12/3/52), Trustee*, see above.



JAMES M. EYSENBACH ( / / ), Vice President*, 101 California Street, Suite 4100, San Francisco, California; Senior Vice President, Scudder Kemper.



PHILIP S. FORTUNA ( / / ), Vice President*, 101 California Street, Suite 4100, San Francisco, California; Managing Director, Scudder Kemper.



CALVIN YOUNG ( / / ), Vice President*, 101 California Street, Suite 4100, San Francisco, California; Vice President, Scudder Kemper.

---------------

* "Interested persons" as defined in the Investment Company Act of 1940.

The Board members and officers who are "interested persons" as designated above receive no compensation from the Funds. The table below shows amounts from Kemper Value Series, Inc. ("KVS") paid or accrued to those directors who are not designated "interested persons" during the fiscal period January 1, 1997 through November 30, 1997. The table below also shows amounts from Kemper Securities Trust (the "Trust"), including estimated amounts from Small Cap Value Fund II, paid or accrued to such trustees for the current fiscal year. The total compensation from the Kemper Fund complex is for the 1997 calendar year.



                                                                                                   TOTAL
                                                                                               COMPENSATION
                                                                                             FROM KEMPER FUND
                                           AGGREGATE COMPENSATION   AGGREGATE COMPENSATION    COMPLEX PAID TO
          NAME OF BOARD MEMBERS                   FROM KVS              FROM THE TRUST       BOARD MEMBERS(2)
          ---------------------            ----------------------   ----------------------   ----------------
James E. Akins...........................         $13,700                  $                     $149,100
Arthur R. Gottschalk(1)..................         $15,400                  $                     $161,200
Frederick T. Kelsey......................         $13,700                  $                     $150,300
Fred B. Renwick..........................         $13,700                  $                     $149,200
John B. Tingleff.........................         $13,700                  $                     $149,200
John G. Weithers.........................         $13,700                  $                     $149,200


---------------

(1) Includes deferred fees and interest thereon pursuant to deferred compensation agreements with certain Kemper funds. Deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds - Zurich Money Market Fund. The total deferred amount and interest accrued for the fiscal period ended November 30, 1997 for KVS is $14,500 for Mr. Gottschalk.


(2) Includes compensation for service on the boards of 13 Kemper funds with 39 fund portfolios. Each board member currently serves as a board member of 14 Kemper Funds with 44 fund portfolios.


As of January 21, 1998, the officers and Board members as a group owned less than 1% of each Fund, and Scudder Kemper owned all of the outstanding shares of the Small Cap Value Fund II.


PRINCIPAL HOLDERS OF SECURITIES

As of January 21, 1998 the following owned of record more than 5% of the outstanding stock of the Funds, as set forth below.

                                CONTRARIAN FUND

                         NAME & ADDRESS                           CLASS            PERCENTAGE
                         --------------                           -----            ----------
  *NFSC.......................................................      B                 7.74
  1 World Financial Center
  200 Liberty St., 4th floor
  New York NY 10281-1003
  *NFSC.......................................................      C                 5.30
  1 World Financial Center
  200 Liberty St., 4th floor
  New York NY 10281-1003
  *MLPF & S...................................................      C                 7.46
  Attn: Fund Administration
  4800 Deer Lake Dr. East
  Jacksonville FL 32246

                            HIGH RETURN EQUITY FUND

                       NAME & ADDRESS                           CLASS            PERCENTAGE
                       --------------                           -----            ----------
*NFSC.......................................................      A                  7.38
1 World Financial Center
200 Liberty St., 4th Floor
New York NY 10281-1003
*Donaldson Lufkin Jenrette..................................      A                  5.60
Securities Corporation Inc
P.O. Box 2052
Jersey City NJ 07303
*NFSC.......................................................      B                 10.01
1 World Financial Center
200 Liberty St., 4th Floor
New York NY 10281-1003
*Donaldson Lufkin Jenrette..................................      B                  5.59
Securities Corporation Inc.
P.O. Box 2052
Jersey City NJ 07303
*MLPF & S...................................................      B                  5.48
Attn: Fund Administration
4800 Deer Lake Dr. East
Jacksonville FL 32246
*Raymond James & Assoc Inc..................................      C                  5.63
Roy I Frekse IRA
5554 Devonshire Ave
St. Louis MO 63109
*NFSC.......................................................      C                  7.95
1 World Financial Center
200 Liberty St., 4th Floor
New York NY 10281-1003
*MLPF & S...................................................      C                 17.16
Attn: Fund Administration
4800 Deer Lake Dr. East
Jacksonville FL 32246
*Donaldson Lufkin Jenrette..................................      C                  6.97
Securities Corporation Inc.
P.O. Box 2052
Jersey City NJ 07303
*Scudder Kemper Investments, Inc............................      I                100.00
401(k) Plan
345 Park Ave.
New York NY 10154

                              SMALL CAP VALUE FUND

                       NAME & ADDRESS                           CLASS            PERCENTAGE
                       --------------                           -----            ----------
*NFSC.......................................................      A                  6.14
1 World Financial Center
200 Liberty St., 4th Floor
New York NY 10281-1003
*Donaldson Lufkin Jenrette..................................      A                  9.97
Securities Corporation Inc.
P.O. Box 2050
Jersey City NJ 07303
*MLPF & S...................................................      A                 20.55
Attn: Fund Administration
4800 Deer Lake Dr. East
Jacksonville FL 32246
*Donaldson Lufkin Jenrette..................................      B                  5.82
Securities Corporation Inc.
P.O. Box 2050
Jersey City NJ 07303
*NFSC.......................................................      B                 10.00
1 World Financial Center
200 Liberty St., 4th Floor
New York NY 10281-1003
*MLPF & S...................................................      B                 11.51
Attn: Fund Administration
4800 Deer Lake Dr. East
Jacksonville FL 32246
*Donaldson Lufkin Jenrette..................................      C                  7.50
Securities Corporation Inc.
P.O. Box 2052
Jersey City NJ 07303
*NFSC.......................................................      C                  8.51
1 World Financial Center
200 Liberty St., 4th Floor
New York NY 10281-1003
*MLPS & S...................................................      C                 28.58
Attn: Fund Administration
4800 Deer Lake Dr. East
Jacksonville FL 32246
*Scudder Kemper Investments, Inc............................      I                100.00
401(k) Plan
345 Park Ave.
New York NY 10154

---------------
* Record owner only.

SHAREHOLDER RIGHTS



The Small Cap Value Fund II is a series of Kemper Securities Trust (formerly Kemper Growth and Income Fund) (the "Trust"), a Massachusetts business trust established under an Agreement and Declaration of Trust of the Trust ("Declaration of Trust"), dated october 1, 1997.



Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Small Cap Value Fund II. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Small Cap Value Fund II and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Small Cap Value Fund II or the Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Small Cap Value Fund II and the Fund will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by Scudder Kemper to be remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.



The assets of the Trust received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account and are to be charged with the liabilities in respect to such series and with a proportionate share of the general liabilities of the Trust. If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the shares of any series are entitled to receive as a class the underlying assets of such shares available for distribution to shareholders.



MASTER/FEEDER STRUCTURE. The Board of Trustees of the Trust may determine, without further shareholder approval, in the future that the objectives of the Small Cap Value Fund II would be achieved more effectively by investing in a master fund in a master/feeder fund structure. A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds in the master fund in an effort to achieve possible economies of scale and efficiencies in portfolio management, while preserving separate identities, management or distribution channels at the feeder fund level. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and the realization of taxable gains or loss, or by contributing its assets to the master fund and avoiding transaction costs and the realization of taxable gain or loss.

REPORT OF INDEPENDENT AUDITORS



The Board of Trustees and Shareholder


Kemper Securities Trust,


  Kemper Small Cap Value Fund II



We have audited the accompanying statement of net assets of Kemper Securities
Trust -- Kemper Small Cap Value Fund II as of April   , 1998. This statement of
net assets is the responsibility of Kemper Security Trust's management. Our responsibility is to express an opinion on this statement of net assets based on our audit.



We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of net assets is free of material misstatement. An audit include examining, on a test basis, evidence supporting the amounts and disclosures in the statement of net assets. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of net assets presentation. We believe that our audit of the statement of net assets provides a reasonable basis for our opinion.



In our opinion, the statement of net assets referred to above presents fairly, in all material respects, the financial position of Kemper Securities Trust --
Kemper Small Cap Value Fund II at April   , 1998 in conformity with generally
accepted accounting principles.



                                     Ernst & Young LLP



Chicago, Illinois


April   , 1998

                           PART C: OTHER INFORMATION



ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS



(a)  Financial Statements:
     (1)   Included in Part A of the Registration Statement: Financial
           Highlights to be filed by amendment.
     (2)   Financial Statements included in Part B of the Registration
           Statement:
           Report of Independent Auditors -- April   , 1998
           Statement of Net Assets --April   , 1998



     Schedules I, II, III, IV and V have been omitted as the required information is not present.



(b) Exhibits





     1.  (a)       Declaration of Trust dated October 1, 1997 is incorporated by reference to the initial Registration Statement.
         (b)       Written Consent of Amendment to the Declaration of Trust
                   dated January 8, 1998.(1)
     2.            By-Laws.(1)
     3.            Inapplicable.
     4.            Specimen Share Certificate to be filed by Amendment.
     5.  (a)       Form of Investment Management Agreement dated January 30,
                   1998, between the Registrant on behalf of Kemper U.S. Growth and Income Fund and Scudder Kemper Investments, Inc.(1)
         (b)       Form of Investment Management Agreement dated May 5, 1998, between the Registrant on behalf of Kemper Small Cap Value
                   Fund II and Scudder Kemper Investments, Inc. to be filed by
                   Amendment.
     6.  (a)       Form of Underwriting Agreement and Distribution Services
                   Agreement dated January 30, 1998, between the Registrant on behalf of Kemper U.S. Growth and Income Fund and Kemper
                   Distributors, Inc.(1)
         (b)       Form of Underwriting Agreement and Distribution Services
                   Agreement dated May 5, 1998, between the Registrant on
                   behalf of Kemper Small Cap Value Fund II and Kemper
                   Distributors, Inc. to be filed by Amendment.
     7.            Inapplicable.
     8.  (a)       Custodian Agreement to be filed by Amendment.
         (b)       Fee schedule for Exhibit 8(a) to be filed by Amendment.
     9.  (a)(1)    Form of Agency Agreement dated January 30, 1998, between the
                   Registrant on behalf of Kemper U.S. Growth and Income Fund and Kemper Service Company.(1)
         (a)(2)    Fee schedule for Exhibit 9(a)(1).(1)
         (a)(3)    Form of Agency Agreement dated May 5, 1998, between the
                   Registrant on behalf of Kemper Small Cap Value Fund II and
                   Kemper Service Company to be filed by Amendment.
         (a)(4)    Fee schedule for Exhibit 9(a)(3) to be filed by Amendment.
         (b)       Shareholder Services Agreement to be filed by Amendment.
         (c)(1)    Form of Fund Accounting Services Agreement dated January 30,
                   1998, between the Registrant on behalf of Kemper U.S. Growth and Income Fund and Scudder Fund Accounting Corp.(1)
         (c)(2)    Form of Fund Accounting Services Agreement dated May 5,
                   1998, between the Registrant on behalf of Kemper Small Cap
                   Value Fund II and Scudder Fund Accounting Corp. to be filed by Amendment.
         (d)(1)    Form of Administrative Services Agreement dated January 30,
                   1998, between the Registrant on behalf of Kemper U.S. Growth and Income Fund, and Kemper Distributors, Inc.(1)

         (d)(2) Form of Administrative Services Agreement dated May 5, 1998, between the Registrant on behalf of Kemper Small Cap Value
                   Fund II, and Kemper Distributors, Inc. to be filed by Amendment.
    10.            Consent of Outside Counsel to be filed by Amendment.
    11.            Consent of Independent Accountants to be filed by Amendment.
    12.            Inapplicable.
    13.            Inapplicable.
    14.            Inapplicable.
    15.            Inapplicable.
    16.            Inapplicable.
    17.            Inapplicable.
    18.            Inapplicable.


-------------------------

(1) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed on January 30, 1998.



ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT



     None



ITEM 26. NUMBER OF HOLDERS OF SECURITIES (AS OF JANUARY 30, 1998).



                 (1)                        (2)
           TITLE OF CLASS          NUMBER OF SHAREHOLDERS
           --------------          ----------------------
    Shares of beneficial interest
    ($.01 pare value) Kemper
    Small Cap Value Fund II             0



ITEM 27. INDEMNIFICATION.



     Article IV, Sections 4.1-4.3 of Registrant's Declaration of Trust provide as follows:



     SECTION 4.1 NO PERSONAL LIABILITY OF SHAREHOLDERS, TRUSTEE, ETC. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability of the Trust, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability, provided that any such expenses shall be paid solely out of the funds and property of the series of the Trust with respect to which such Shareholders Shares are issued. The rights accruing to a Shareholder under this Section 4.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.



     SECTION 4.2 NON-LIABILITY OF TRUSTEES, ETC. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, agent or service provider thereof for any action or failure to act by him (or her) or any other such Trustee, officer, employee, agent or service provider (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office. The term "service provider" as used in this Section 4.2, shall include any investment adviser, principal underwriter or other person with whom the Trust has an agreement for provision of services.



     SECTION 4.3 MANDATORY INDEMNIFICATION



     (a) Subject to the exceptions and limitations contained in paragraph (b) below:



          (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;



          (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.



     (b) No indemnification shall be provided hereunder to a Trustee or officer:



          (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;



          (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;



          (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;



             (A) by the court or other body approving the settlement or other disposition; or



             (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.



     (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.



     (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this
Section 4.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3 provided that either:



          (i) such undertaking is secured by a surety bond or some appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances: or



          (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.



     As used in this Section 4.3, a "Disinterested Trustee" is one who is not
(i) an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS


     All such accounts, books and other documents are maintained at the offices of the Registrant, at the offices of Registrant's investment manager, Scudder Kemper Investments, Inc., and the Registrant's principal underwriter, Kemper Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, at the offices of the Registrant's custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, or at the offices of the Registrant's shareholder service agent, Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105.


ITEM 31. MANAGEMENT SERVICES

     Not Applicable

ITEM 32. UNDERTAKINGS


     The Registrant undertakes to file a Post-Effective Amendment containing financial statements, with respect to Kemper Small Cap Value Fund II, which need not be certified, within four to six months of the effective date of the Registration Statement.



     The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of its latest annual report to shareholders, upon request and without charge.



     The Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting on the question of removal of a Trustee or Trustees when requested to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.



     The Registrant hereby undertakes, insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will submit unless in the opinion of its counsel the matter has been settled by controlling precedent, to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the financial adjudication of such issue.

                                 S I G N A T U R E S


               Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois, on the 19th day of February, 1998.

                                        KEMPER SECURITIES TRUST

                                        By /s/ Mark S. Casady
                                           -----------------------
                                           Mark S. Casady


               Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on February 19, 1998 on behalf of the following persons in the capacities indicated.


                         Signature                   Title
                         ---------                   -----

                  /s/ Mark S. Casady                  President (Principal
          ----------------------------------------    Executive Officer)
                      Mark S. Casady                  and Trustee


                  /s/ James E. Akins*                 Trustee
          ----------------------------------------
                  /s/ Arthur R. Gottschalk*           Trustee
          ----------------------------------------
                  /s/ Daniel Pierce*                  Trustee
          ----------------------------------------
                  /s/ Kathryn L. Quirk                Trustee
          ----------------------------------------
                  /s/ Frederick T. Kelsey*            Trustee
          ----------------------------------------
                  /s/ Fred B. Renwick*                Trustee
          ----------------------------------------
                  /s/ John B. Tingleff*               Trustee
          ----------------------------------------
                  /s/ Edmond D. Villani*              Trustee
          ----------------------------------------
                  /s/ John G. Weithers*               Trustee
          ----------------------------------------

                  /s/ Philip J. Collora               Treasurer
          ----------------------------------------
                      Philip J. Collora


          *Philip J. Collora signs this document pursuant to powers of attorney filed herewith.


                                           /s/ Philip J. Collora
                                          --------------------------------
                                               Philip J. Collora

                                 EXHIBIT INDEX


 EXHIBIT                                                                  PAGE
 -------                                                                  ----
 1. (a)     Declaration of Trust dated October 1, 1997 is incorporated by reference to the initial Registration Statement..........
 1. (b)     Written Consent of Amendment to the Declaration of Trust
            dated January 8, 1998.(1)...................................
 2.         By-Laws.(1).................................................
 3.         Inapplicable................................................
 4.         Specimen Share Certificate to be filed by Amendment.........
 5. (a)     Form of Investment Management Agreement dated January 30,
            1998, between the Registrant on behalf of Kemper U.S. Growth and Income Fund and Scudder Kemper Investments, Inc.(1).....
 5. (b)     Form of Investment Management Agreement dated May 5, 1998, between the Registrant on behalf of Kemper Small Cap Value
            Fund II and Scudder Kemper Investments, Inc. to be filed by
            Amendment. .................................................
 6. (a)     Form of Underwriting Agreement and Distribution Services
            Agreement dated January 30, 1998, between the Registrant on behalf of Kemper U.S. Growth and Income Fund and Kemper
            Distributors, Inc.(1).......................................
 6. (b)     Form of Underwriting Agreement and Distribution Service
            Agreement dated May 5, 1998, between the Registrant on
            behalf of Kemper Small Cap Value Fund II and Kemper
            Distributors, Inc. to be filed by Amendment.................
 7.         Inapplicable................................................
 8. (a)     Custodian Agreement to be filed by Amendment. ..............
 8. (b)     Fee schedule for Exhibit 8(a) to be filed by Amendment......
 9. (a)(1)  Form of Agency Agreement dated January 30, 1998, between the
            Registrant on behalf of Kemper U.S. Growth and Income Fund and Kemper Service Company.(1)..............................
 9. (a)(2)  Fee schedule for Exhibit 9(a)(1).(1)........................
 9. (a)(3)  Form of Agency Agreement dated May 5, 1998, between the
            Registrant on behalf of Kemper Small Cap Value Fund II and
            Kemper Service Company to be filed by Amendment. ...........
 9. (a)(4)  Fee schedule for Exhibit 9(a)(3) to be filed by
            Amendment. .................................................
 9. (b)     Shareholder Services Agreement to be filed by Amendment. ...
 9. (c)(1)  Form of Fund Accounting Services Agreement dated January 30,
            1998, between the Registrant on behalf of Kemper U.S. Growth and Income Fund and Scudder Fund Accounting Corp.(1)........
 9. (c)(2)  Form of Fund Accounting Services Agreement dated May 5,
            1998, between the Registrant on behalf of Kemper Small Cap
            Value Fund II and Scudder Fund Accounting Corp. to be filed by Amendment................................................
 9. (d)(1)  Form of Administrative Services Agreement dated January 30,
            1998, between the Registrant on behalf of Kemper U.S. Growth and Income Fund, and Kemper Distributors, Inc.(1)...........
 9. (d)(2)  Form of Administrative Services Agreement dated May 5, 1998, between the Registrant on behalf of Kemper Small Cap Value
            Fund II, and Kemper Distributors, Inc. to be filed by
            Amendment...................................................
10.         Consent of Outside Counsel to be filed by Amendment.........
11.         Consent of Independent Accountants to be filed by
            Amendment...................................................
12.         Inapplicable................................................
13.         Inapplicable................................................
14.         Inapplicable................................................
15.         Inapplicable................................................
16.         Inapplicable................................................
17.         Inapplicable................................................
18.         Inapplicable................................................


-------------------------

(1) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed on January 30, 1998.